As filed with the Securities and Exchange Commission on June 22, 2018

1933 Act File No. [_____________]

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT of 1933 ☒
PRE-EFFECTIVE AMENDMENT NO. ____ ☐
POST-EFFECTIVE AMENDMENT NO. ____ ☐

EATON VANCE MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

(617) 482-8260
(Registrant’s Telephone Number)

MAUREEN A. GEMMA
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.
It is proposed that this filing will become effective on July 23, 2018 pursuant to Rule 488 under the Securities Act of 1933, as amended.
Title of Securities Being Registered: Shares of beneficial interest, no par value, of the Registrant.
No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents.

Cover Sheet

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

Exhibit

EATON VANCE MULTI-STRATEGY ABSOLUTE RETURN FUND

Two International Place
Boston, Massachusetts 02110

[ ], 2018

Dear Shareholder:

We cordially invite you to attend a special meeting of Shareholders of Eaton Vance Multi-Strategy Absolute Return Fund (“MSAR Fund”), a series of Eaton Vance Mutual Funds Trust (the “Trust”), on Friday, October 12, 2018 (the “Special Meeting”) to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) to exchange Class A shares, Class C shares and Class I shares of MSAR Fund for corresponding shares of Eaton Vance Short Duration Strategic Income Fund (“Strategic Fund” and, together with MSAR Fund, each a “Fund” and together, the “Funds”), also a series of the Trust (the “Reorganization”). The investment objective of both Funds is to seek total return. The enclosed combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) describes the Reorganization in detail. We ask you to read the enclosed information carefully and to submit your vote promptly.

After consideration and recommendation by Eaton Vance Management, the Board of Trustees of the Trust (the “Board”) has determined that it is in the best interests of each Fund to reorganize MSAR Fund into Strategic Fund. As shareholders of MSAR Fund, it is expected that you would benefit from the Reorganization because you would become shareholders of a larger combined fund that is expected to have a lower total expense ratio after the Reorganization than that of MSAR Fund, and that would continue to seek total return and to utilize a flexible investment strategy providing exposure to a variety of securities and other investments through a “fund of funds” approach.

We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, MSAR Fund does need your vote. You can vote by mail, telephone or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy by a signed writing filed with the Trust’s Secretary, by executing and delivering a later dated proxy, or by attending the meeting and voting your shares in person (please see page [   ] for additional information). By voting promptly, you can help MSAR Fund avoid the expense of additional mailings and solicitation.

If you would like additional information concerning this proposal, please call one of our service representatives at 1-800-262-1122, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time). Your participation in this vote is extremely important.

Sincerely,

_____________________

Payson F. Swaffield

President

Eaton Vance Mutual Funds Trust

Your vote is important – please VOTE promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope or vote by telephone or over the internet by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

Eaton Vance Mutual Funds Trust

Eaton Vance Multi-Strategy Absolute Return Fund

Eaton Vance Short Duration Strategic Income Fund

PROXY STATEMENT/PROSPECTUS

[ ], 2018

Below are answers to some commonly asked questions that are intended to help you understand the proposal on which shareholders of MSAR Fund are being asked to vote. The proposal is described in detail in this Combined Prospectus/Proxy Statement, which you should read carefully. If you have a question or need assistance in voting, please call 1-800-262-1122.

Q: Why are you sending me this information?

Mutual funds are required to obtain shareholder approval for certain kinds of changes, like the reorganization proposed in the Proxy Statement/Prospectus. As a shareholder of MSAR Fund, you are being asked to vote on the reorganization of MSAR Fund into Strategic Fund.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring substantially all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, shareholders of the acquired fund will hold shares of the acquiring fund.

Q: Is my vote important?

Absolutely. While the Board of MSAR Fund has reviewed the proposed Reorganization and recommends that you approve it, the proposal cannot go forward without the approval of shareholders of MSAR Fund. MSAR Fund will continue to contact shareholders asking them to vote until it believes that a quorum will be reached, and may continue to contact shareholders thereafter. By voting promptly, you can help MSAR Fund avoid the expense of additional solicitation activities and mailings.

Q: What is the proposal?

This Proxy Statement/Prospectus relates to the proposed Reorganization of MSAR Fund into Strategic Fund. The Board has approved the Plan, which provides for the transfer of substantially all of the assets of MSAR Fund to Strategic Fund in exchange for the issuance of Strategic Fund shares and the assumption of substantially all of MSAR Fund’s liabilities by Strategic Fund at a closing to be held as soon as practicable following approval of the Reorganization by shareholders of MSAR Fund at the Special Meeting, or any adjournments or postponements thereof, and the satisfaction of all the other conditions to the Reorganization (the “Closing”). The Plan is attached to this Proxy Statement/Prospectus as Appendix A. Following the transfer, Strategic Fund shares will be distributed to shareholders of MSAR Fund and MSAR Fund will be terminated. As a result of the Reorganization, each shareholder of MSAR Fund will receive full and fractional Strategic Fund shares equal in value at the close of regular trading on the New York Stock Exchange on the date of the Closing (the “Closing Date”) to the value of such shareholder’s shares of MSAR Fund. The value of each shareholder’s shares of Strategic Fund immediately after the Reorganization will be the same as the value of such shareholder’s MSAR Fund shares immediately prior to the Reorganization.

We encourage you to read the full text of the Proxy Statement/Prospectus to obtain a more detailed understanding of the issues relating to the proposed Reorganization.

Q: Why is the Reorganization being proposed?

Eaton Vance Management (“Eaton Vance”), the investment adviser of each Fund, proposed the Reorganization, which the Board approved at a meeting held on June 13, 2018, in order to give MSAR Fund shareholders the opportunity to invest in a larger combined fund with a similar investment strategy and lower total annual fund operating expenses. The

Trustees of the Trust considered a number of factors in approving the Reorganization, including the investment objectives, restrictions and policies of the Funds; the effect of the Reorganization on the class structure and Fund fees and services; and the costs, tax consequences and proposed terms of the Reorganization. The Trustees considered that, among other things, combining the Funds would be expected to produce additional economies of scale and the Reorganization would be tax-free for federal income tax purposes. The Trustees of the Trust believe that the proposed Reorganization is in the best interests of both Funds for the reasons described herein and has recommended that MSAR Fund’s shareholders vote “FOR” the Reorganization.

Q: Will there be any changes to Fund fees and expenses as a result of the Reorganization?

As described below, Strategic Fund has lower Total Annual Fund Operating Expenses than MSAR Fund. Also, the combined fund after the Reorganization (“Combined Fund”) is expected to have lower Total Annual Fund Operating Expenses than MSAR Fund. Because each Fund operates as a fund of funds, each Fund indirectly bears its proportionate share of “acquired fund fees and expenses,” or the fees and expenses of the underlying funds in which it invests.

As a result of the Reorganization, MSAR Fund’s shareholders are expected to benefit from the Combined Fund’s lower total expense ratio. Specifically, as shown under “Fund Expenses” below, the pro forma Total Annual Fund Operating Expenses of the Combined Fund are estimated to be 0.32% lower than MSAR Fund’s Total Annual Fund Operating Expenses. The Total Annual Fund Operating Expenses of MSAR Fund’s Class A, Class C and Class I shares are currently 1.41%, 2.16% and 1.16%, respectively, whereas the Total Annual Fund Operating Expenses of the Combined Fund’s Class A, Class C and Class I Shares are expected to be 1.09%, 1.84% and 0.84%, respectively. Additionally, following the Reorganization, the acquired fund fees and expenses as well as the other (i.e., non-management, non-distribution and service) expenses borne by the Combined Fund, which are estimated to be 0.75% and 0.09%, respectively, are expected to be lower than those currently borne by MSAR Fund, which are 0.92% and 0.24%, respectively, for the 12-month period ended April 30, 2018. Additionally, the maximum sales charge on Class A shares of the Combined Fund is expected to be 2.50% lower than the maximum sales charge for Class A Shares of MSAR Fund. Please see the section titled “Fund Expenses” for additional information on changes to Fund fees and expenses as a result of the Reorganization.

Both MSAR Fund and Strategic Fund pay their allocable share of the investment advisory fees of the other registered investment companies managed by Eaton Vance and its affiliates that invest in different asset classes (the “Portfolios”) in which they invest. Under MSAR Fund’s investment advisory agreement with Eaton Vance, Eaton Vance is not compensated on direct investments by MSAR Fund. For the semi-annual period ended April 30, 2018, MSAR Fund’s effective annualized investment advisory fees allocated from the Portfolios were 0.66% of MSAR Fund’s average daily net assets. Under Strategic Fund’s investment advisory agreement with Eaton Vance, Eaton Vance receives an annual advisory fee of 0.615% of its average net assets that are not invested in Portfolios. Strategic Fund did not have any direct investments for the period ended April 30, 2018.1 For the semi-annual period ended April 30, 2018, Strategic Fund’s effective annualized investment advisory fees allocated from the Portfolios were 0.64% of its average daily net assets.

Eaton Vance provides administrative services to each Fund, but does not receive a fee for such services.

Q: Will there be any changes to Fund investment objectives and policies as a result of the Reorganization?

Each Fund’s investment objective is to seek total return.2 The principal investment strategies and risks of each Fund and their fundamental and non-fundamental investment restrictions are similar, but not identical. Following the Reorganization, the Combined Fund will have the same investment objective, strategies and fundamental and non-fundamental investment restrictions as Strategic Fund. The principal differences between the Funds’ investment strategies are described below:

    MSAR Fund is a diversified fund under the 1940 Act, while Strategic Fund is a non-diversified fund. A non-diversified fund may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

___________________________

[1]	Since December 31, 2010, Strategic Fund has not had any direct investments, but may in the future.

2       Total return is defined by the Funds as income plus capital appreciation.

2

    MSAR Fund employs an “absolute return” investment approach, benchmarking itself to an index of cash instruments, rather than a stock or bond market index, and seeks to achieve returns that exceed those of its benchmark and are largely independent of broad movements in stocks and bonds. Eaton Vance seeks to invest in sectors of the market that it believes offers the best risk adjusted returns and intends to manage the targeted volatility of MSAR Fund. In managing Strategic Fund, Eaton Vance adjusts investments based on its macroeconomic views and analysis in an effort to take advantage of differences among investment sectors. Eaton Vance considers the relative risk/return characteristics of prospective investments (whether securities, currencies, derivatives, commodities or other instruments) in determining the most efficient means for achieving desired exposures.
    MSAR Fund’s benchmark is the ICE BofAML 3-Month U.S. Treasury Bill Index. Strategic Fund’s benchmark is the Bloomberg Barclays U.S. Aggregate Bond Index.
    Strategic Fund may invest up to 20% of its net assets in equity securities and may invest up to 10% of its net assets in municipal securities. MSAR Fund may invest in equity securities or municipal securities without limit.
    MSAR Fund targets a volatility ranging between approximately 2.0% and 6.5% annually. Strategic Fund does not have a stated target volatility. MSAR Fund and Strategic Fund’s 1-year absolute volatility as of April 30, 2018 was 0.64% and 1.54%, respectively.
    Strategic Fund’s average duration may not exceed 3.5 years. MSAR Fund targets a portfolio duration of -5 years to 5 years. As of April 30, 2018, Strategic Fund’s average duration was 0.72 years. As of April 30, 2018, MSAR’s average duration was 0.71 years.
    Strategic Fund is required to maintain an average credit rating of at least investment grade. MSAR Fund is not required to maintain an average credit rating.

See “How Do the Investment Objectives, Principal Investment Strategies and Policies of MSAR Fund Compare to those of Strategic Fund?” for additional information. In addition, the fundamental and non-fundamental investment policies of each Fund are similar, but not identical, and following the Reorganization, the Combined Fund will have the same fundamental and non-fundamental investment policies as the Strategic Fund. See “Comparative Information on Fundamental Investment Policies of Each Fund” for additional information.

Q: Are there costs or tax consequences of the Reorganization?

You will not be charged any sales charges, commissions, or transactions fees in the Reorganization. Any other investment or redemption will be subject to any applicable sales charge. After the Reorganization is completed, any CDSC on the redemption of shares of Strategic Fund will be calculated from the date of original purchase of MSAR Fund shares.

It is anticipated that MSAR Fund will bear the costs of the Reorganization, including legal, printing, mailing and solicitation costs. These costs are estimated at approximately $50,000.3 Given the significant cost savings that will be realized by MSAR Fund’s shareholders following the Reorganization, it is anticipated that MSAR Fund will bear the Reorganization costs.

MSAR Fund expects to obtain an opinion of counsel that the Reorganization will be tax-free for federal income tax purposes. As such, MSAR Fund’s shareholders will not recognize a taxable gain or loss on the receipt of shares of Strategic Fund in liquidation of their interest in MSAR Fund. Their tax basis in Strategic Fund shares received in the Reorganization will be the same as their tax basis in MSAR Fund shares, and their holding period in Strategic Fund shares received will include their holding period in MSAR Fund shares. As of April 30, 2018, MSAR Fund had approximately $30.3 million and Strategic Fund had approximately $54.5 million in projected capital loss carryforwards.

Q: If approved, when will the Reorganization happen?

The Reorganization will take place following shareholder approval of the Reorganization, and is expected to close on or about October 19, 2018, if approval is obtained at the shareholder meeting to be held October 12, 2018.

___________________________

[3]	Estimate assumes a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs could be higher.
3

Q: How does my Board recommend that I vote?

After careful consideration, your Board recommends that you vote FOR the Reorganization of MSAR Fund.

Q: How can I vote?

You can vote in one of four ways:

•	By telephone (call the toll free number listed on your proxy card)
•	By internet (log on to the internet site listed on your proxy card)
•	By mail (using the enclosed postage prepaid envelope)
•	In person at the shareholder meeting scheduled to occur at 2:00 P.M. on October 12, 2018.

The deadline for voting by telephone or internet is [11:59 P.M. E.T. on October 11, 2018]. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts and mailings. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q: Who should I call if I have questions?

If you have questions about any of the proposals described in the Proxy Statement/Prospectus or about voting procedures, please call Eaton Vance toll free at 1-800-262-1122.

4

EATON VANCE MULTI-STRATEGY ABSOLUTE RETURN FUND

Two International Place
Boston, Massachusetts 02110

Notice of Special Meeting of Shareholders
To Be Held October 12, 2018

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Friday, October 12, 2018: The Notice of Special Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Reports are available on the Eaton Vance website at http://www.eatonvance.com/funddocuments.

A Special Meeting of Shareholders of Eaton Vance Multi-Strategy Absolute Return Fund (“MSAR Fund”) will be held at its principal office at Two International Place, Boston, Massachusetts 02110, on Friday, October 12, 2018 at 2:00 p.m. (Eastern Time), for the following purposes:

1.	To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize MSAR Fund into Eaton Vance Short Duration Strategic Income Fund (“Strategic Fund”). The Plan provides for the acquisition by Strategic Fund of substantially all of the assets of MSAR Fund in exchange for (1) the assumption of substantially all of MSAR Fund’s liabilities by Strategic Fund and (2) a number of full and fractional Class A, Class C, and Class I Strategic Fund shares having an aggregate net asset value equal to the value of the assets transferred by MSAR Fund, less the liabilities assumed by Strategic Fund.

The Board of Trustees of MSAR Fund recommends that you vote FOR this proposal.

2.	To consider and act upon any other matters that may properly come before the meeting and any adjournment or postponement thereof.

The proposal is discussed in greater detail in the following pages. Any such vote FOR or AGAINST the proposal will also authorize the persons named as proxies to vote accordingly FOR or AGAINST any such adjournment of the Special Meeting.

The meeting is called pursuant to the By-Laws of Eaton Vance Mutual Funds Trust (the “Trust”). The Board of Trustees of the Trust has fixed the close of business on July 19, 2018 as the record date for the determination of the shareholders of MSAR Fund entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. The Proxy Statement and accompanying material are being mailed to shareholders on or about [August 6], 2018.

By Order of the Board of Trustees,

________________________

Maureen A. Gemma

Secretary

Eaton Vance Mutual Funds Trust

[ ], 2018

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of the Trust avoid the necessity and additional expense of further solicitations and mailings, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is included for your convenience.

5

PROXY STATEMENT/PROSPECTUS

Acquisition of the Assets of

EATON VANCE MULTI-STRATEGY ABSOLUTE RETURN FUND

By and In Exchange for Shares of

EATON VANCE SHORT DURATION STRATEGIC INCOME FUND

Two International Place

Boston, Massachusetts 02110

[ ], 2018

We are sending you this combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) in connection with the Special Meeting of Shareholders (the “Special Meeting”) of Eaton Vance Multi-Strategy Absolute Return Fund (“MSAR Fund”), a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust registered as an open-end management investment company (the “Trust”), to be held on Friday, October 12, 2018 (the “Meeting Date”) at 2:00 p.m. (Eastern Time), at Two International Place, Boston, MA 02110. This document is both the Proxy Statement of MSAR Fund and a Prospectus of Eaton Vance Short Duration Strategic Income Fund (“Strategic Fund”), also a series of the Trust. Each of MSAR Fund and Strategic Fund hereinafter is sometimes referred to as a “Fund” or, together, as the “Funds.” A proxy card is enclosed with the foregoing Notice of Special Meeting of Shareholders for the benefit of MSAR Fund shareholders who wish to vote, but do not expect to be present at the Special Meeting. Shareholders also may vote by telephone or over the Internet. The proxy is solicited on behalf of the Board of Trustees (the “Board” or “Trustees”) of the Trust.

This Proxy Statement/Prospectus relates to the proposed reorganization of MSAR Fund into Strategic Fund (the “Reorganization”). The form of Agreement and Plan of Reorganization (the “Plan”) is attached as Appendix A hereto and provides for the acquisition by Strategic Fund of substantially all of the assets of MSAR Fund in exchange for (1) the assumption of substantially all of MSAR Fund’s liabilities by Strategic Fund and (2) a number of full and fractional Class A, Class C, and Class I Strategic Fund shares having an aggregate net asset value equal to the value of the assets transferred by MSAR Fund, less the liabilities assumed by Strategic Fund. Following the transfer, Strategic Fund shares will be distributed to shareholders of MSAR Fund and MSAR Fund will be terminated. As a result, each shareholder of MSAR Fund will receive Strategic Fund shares of the corresponding class equal to the value of such shareholder’s MSAR Fund shares, calculated as of the close of regular trading on the New York Stock Exchange on the Closing Date (as defined herein).

Each proxy will be voted in accordance with its instructions. If no instruction is given, an executed proxy will authorize the persons named as proxies, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with MSAR Fund’s proxy tabulator, [ ], by executing and delivering a later-dated proxy, or by attending the Special Meeting and voting the shares in person. If you attend the Special Meeting in person, please be prepared to present photo identification and proof of share ownership (please refer to page [ ] for additional information). Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. This Proxy Statement/Prospectus is initially being mailed to shareholders on or about [August 6, 2018]. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means. By voting promptly, you can avoid additional solicitations by telephone or other means.

The Trustees have fixed the close of business on July 19, 2018 as the record date (“Record Date”) for the determination of the shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Shareholders at the close of business on the Record Date will be entitled to one vote for each share of MSAR Fund held, with fractional shares voting proportionately. The number of shares outstanding of each class of the Funds and persons who beneficially owned shares as of the Record Date, along with pro forma information for the combined fund as if the Reorganization had been consummated on July 19, 2018, are set forth in Appendix B.

This Proxy Statement/Prospectus sets forth concisely the information that you should know when considering the Reorganization. You should read and retain this Proxy Statement/Prospectus for future reference. The following documents are on file with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Proxy Statement/Prospectus.

•	The Prospectus and Statement of Additional Information of MSAR Fund, each dated March 1, 2018, as supplemented;

•	The Prospectus and Statement of Additional Information of Strategic Fund, each dated March 1, 2018, as supplemented; and

•	The Statement of Additional Information dated [ ] relating to this Combined Proxy Statement/Prospectus.

To ask questions about this Proxy Statement/Prospectus, please call our toll-free number at 1-800-262-1122, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

Copies of each of the documents incorporated by reference referred to above are available upon oral or written request and without charge. To obtain a copy, write to the Funds, c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator – Mutual Fund Services, or call 1-800-262-1122, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time). The foregoing documents may also be obtained on the Internet at www.eatonvance.com. In addition, the SEC maintains a website at www.sec.gov that contains the documents described above and other information about the Funds.

The SEC has not approved or disapproved these securities or determined if this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY

The following is a summary of certain information contained in or incorporated by reference in this Proxy Statement/Prospectus. This summary is not intended to be a complete statement of all material features of the proposed Reorganization and is qualified in its entirety by reference to the full text of this Proxy Statement/ Prospectus, the Plan and the other documents referred to herein.

Proposed Transaction. The Trustees of the Trust have approved the Plan, which provides for the acquisition by Strategic Fund of substantially all of the assets of MSAR Fund in exchange for (1) the assumption of substantially all of MSAR Fund’s liabilities by Strategic Fund and (2) a number of full and fractional Class A, Class C, and Class I Strategic Fund shares having an aggregate net asset value equal to the value of the assets transferred by MSAR Fund, less the liabilities assumed by Strategic Fund at a closing to be held as soon as practicable following approval of the Reorganization by shareholders of MSAR Fund at the Special Meeting, or any adjournments or postponements thereof, and the satisfaction of all the other conditions to the Reorganization (the “Closing”). The Plan is attached hereto as Appendix A. Following the transfer, such Strategic Fund shares will be distributed to shareholders of MSAR Fund and MSAR Fund will be terminated. As a result of the Reorganization, each shareholder of MSAR Fund will receive full and fractional Strategic Fund shares equal in value at the close of regular trading on the New York Stock Exchange on the date of the Closing (the “Closing Date”) to the value of such shareholder’s shares of MSAR Fund. The value of each shareholder’s shares of Strategic Fund immediately after the Reorganization will be the same as the value of such shareholder’s MSAR Fund shares immediately prior to the Reorganization.

It is anticipated that MSAR Fund will bear the costs of the Reorganization, including legal, printing, mailing and solicitation costs. These costs are estimated at approximately $50,000.4

At or prior to the Closing, MSAR Fund shall declare a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to MSAR Fund’s shareholders all of (a) MSAR Fund’s investment company taxable income (computed without regard for the deduction for dividends paid) (after reduction for any available capital loss carryforwards) and (b) the excess of (i) its interest income excludable from gross income over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case, for the taxable period of MSAR Fund ending on the Closing Date.

The Trustees, including the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), have determined that the interests of existing shareholders of each Fund will not be diluted as a result of the transaction contemplated by the Reorganization and that the Reorganization is in the best interests of each Fund.

After the Reorganization, each former MSAR Fund shareholder will own shares of Strategic Fund equal to the aggregate value of his or her shares of MSAR Fund immediately prior to the Reorganization. Because shares of Strategic Fund will be issued at the NAV per share in exchange for the assets of MSAR Fund net of the liabilities of MSAR Fund assumed by Strategic Fund, the NAV of Strategic Fund will be unchanged as a result of the Reorganization. Thus, the Reorganization will not result in any NAV dilution to shareholders.5

Completion of the Reorganization is subject to the approval of MSAR Fund’s shareholders and certain other conditions.

Background for the Proposed Transaction. The Trustees of the Trust considered a number of factors in approving the Reorganization, including the investment objectives, restrictions and policies of the Funds; the effect of the Reorganization on the class structure and Fund fees and services; and the costs, tax consequences and proposed terms of the Reorganization. The Trustees considered that, among other things, combining the Funds would be expected to produce additional economies of scale and reduce the total expense ratio for MSAR Fund’s shareholders, and the Reorganization is expected to be a tax-free reorganization for federal income tax purposes. Moreover, the Trustees considered that shareholders of MSAR Fund would benefit from a larger combined fund with the same investment objective and similar, though not identical, investment policies.

The Trustees of the Trust believe that the proposed Reorganization is in the best interests of MSAR Fund for the reasons described herein and has recommended that MSAR Fund’s shareholders vote “FOR” the Reorganization.

___________________________

[4]	Estimate assumes a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs could be higher.
[5]	The Reorganization will result in a reduction in the percentage of ownership of each Fund represented by the shares currently held by its shareholders. While a shareholder will have the same dollar amount invested initially in Strategic Fund, his or her investment will represent a smaller percentage of the combined net assets of Strategic Fund. This, however, will not represent a dilution of the shareholder’s interest, only a relative decrease in each shareholder’s voting power.

1

Investment Objectives, Restrictions and Policies. Each Fund’s investment objective is to seek total return.6 The principal investment strategies and risks of each Fund, and their fundamental and non-fundamental investment restrictions are similar, but not identical.

    MSAR Fund is a diversified fund under the 1940 Act, while Strategic Fund is a non-diversified fund. A non-diversified fund may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

    Each Fund is a “fund of funds” and seeks to achieve its investment objective by primarily allocating assets among other registered investment companies managed by Eaton Vance Management (“Eaton Vance”) and its affiliates that invest in different asset classes (the “Portfolios”).

    MSAR Fund employs an “absolute return” investment approach, benchmarking itself to an index of cash instruments, rather than a stock or bond market index, and seeks to achieve returns that exceed its benchmark and are largely independent of broad movements in stocks and bonds. Eaton Vance seeks to invest in sectors of the market that it believes offers the best risk adjusted returns and intends to manage the targeted volatility of MSAR Fund. In managing Strategic Fund, Eaton Vance adjusts investments based on its macroeconomic views and analysis in an effort to take advantage of differences in different investment sectors. Eaton Vance considers the relative risk/return characteristics of prospective investments (whether securities, currencies, derivatives, commodities or other instruments) in determining the most efficient means for achieving desired exposures.

    MSAR Fund’s benchmark is the ICE BofAML 3-Month U.S. Treasury Bill Index. Strategic Fund’s benchmark is the Bloomberg Barclays U.S. Aggregate Bond Index.

    Each Fund may invest in foreign and domestic securities and other instruments, mortgage-backed securities and asset-backed securities, commercial mortgage-backed securities, collateralized loan obligations, stripped securities, preferred and convertible securities, bank instruments, high yield corporate debt, loans, other fixed-income securities, sovereign nations including emerging markets and so-called frontier markets, municipal investments, and commodities-related investments.

    Strategic Fund may invest up to 20% of its net assets in equity securities and may invest up to 10% of its net assets in municipal securities. MSAR Fund may invest in equity securities or municipal securities without limit.

    Each Fund may achieve certain investment exposures by purchasing and selling derivative instruments. Each Fund may engage in derivative transactions to seek to enhance total return; to hedge against fluctuations in securities prices, interest rates or currency exchange rates; to change the effective duration of its portfolio; to manage certain investment risks; and/or as a substitute for the purchase or sale of securities, currencies or commodities.

    Each Fund may engage in repurchase agreements, reverse repurchase agreements, forward commitments and short sales.

    MSAR Fund targets a volatility ranging between approximately 2.0% and 6.5% annually. Strategic Fund does not have a stated target volatility. MSAR Fund and Strategic Fund’s one-year absolute volatility as of April 30, 2018 was 0.64% and 1.54%, respectively.

    Strategic Fund’s average duration may not exceed 3.5 years. MSAR Fund targets a portfolio duration of -5 years to 5 years. As of April 30, 2018, Strategic Fund’s average duration was 0.72 years. As of April 30, 2018, MSAR Fund’s average duration was 0.71 years.

    Strategic Fund is required to maintain an average credit rating of at least investment grade. MSAR Fund is not required to maintain an average credit rating. Strategic Fund and MSAR Fund may invest in securities that are rated below investment grade (rated below BBB by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or below Baa by Moody’s Investors Service (“Moody’s”) or in unrated securities considered to be of comparable quality by the investment adviser (often referred to as “junk” instruments).

___________________________

6       Total return is defined by the Funds as income plus capital appreciation.

2

    Each Fund may invest in Portfolios that acquire investments with borrowings.

    Each Fund may gain exposure to commodities by investing in certain Portfolios that invest in commodities and commodities-related investments. Each such Portfolio may invest up to 25% of its total assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands, which invests primarily in commodities-related investments, as well as securities and other instruments in which such Portfolio is permitted to invest (a “Subsidiary”).

See “How Do the Investment Objectives, Principal Investment Strategies and Policies of MSAR Fund Compare to those of Strategic Fund?” for additional information.

Fund Fees, Expenses and Services. As described below, Strategic Fund has lower Total Annual Fund Operating Expenses than MSAR Fund. Because each Fund operates as a fund of funds, each Fund indirectly bears its proportionate share of “acquired fund fees and expenses,” or the fees and expenses of the Portfolios in which it invests.

As a result of the Reorganization, MSAR Fund’s shareholders are expected to benefit from the Combined Fund’s lower total expense ratio. Specifically, as shown under “Fund Expenses” below, the pro forma Total Annual Fund Operating Expenses of the Combined Fund are estimated to be 0.32% lower than MSAR Fund’s Total Annual Fund Operating Expenses. The Total Annual Fund Operating Expenses of MSAR Fund’s Class A, Class C and Class I shares are currently 1.41%, 2.16% and 1.16%, respectively, whereas the Total Annual Fund Operating Expenses of the Combined Fund’s Class A, Class C and Class I Shares are expected to be 1.09%, 1.84% and 0.84%, respectively. Additionally, following the Reorganization, the acquired fund fees and expenses as well as the other (i.e., non-management, non-distribution and service) expenses borne by the Combined Fund, which are estimated to be 0.75% and 0.09%, respectively, are expected to be lower than those currently borne by MSAR Fund, which are 0.92% and 0.24%, respectively for the 12-month period ended April 30, 2018. Additionally, the maximum sales charge on Class A shares of the Combined Fund is expected to be 2.50% lower than the maximum sales charge for Class A Shares of MSAR Fund. Please see the section titled “Fund Expenses” for additional information on changes to Fund fees and expenses as a result of the Reorganization. Each Fund offers Class A, Class C and Class I shares and the privileges and services associated with Class A, Class C and Class I shares of each Fund are substantially identical. In the Reorganization, shareholders of MSAR Fund will receive shares of the corresponding class of shares of Strategic Fund. Strategic Fund also offers Class B7 and Class R shares.

Strategic Fund (total net assets of approximately $2.3 billion as of April 30, 2018) is larger in size than MSAR Fund (total net assets of approximately $84.3 million as of April 30, 2018).

Performance Histories

Performance information for each Fund is located in the section titled “Board Considerations-Reasons for the Reorganization--Relative Performance and Morningstar Category Ranking” below.

Distribution Arrangements. Shares of each Fund are sold on a continuous basis by Eaton Vance Distributors, Inc. (“EVD”), the Funds’ principal underwriter. Class A shares of each Fund are sold at net asset value per share plus a sales charge of 4.75% for MSAR Fund and 2.25% for Strategic Fund; Class C shares of each Fund are sold at net asset value, with certain redemptions subject to a maximum 1.00% CDSC; and Class I shares of each Fund are sold at net asset value, with no sales charges. Class A shares of each Fund pay a distribution and service fee of 0.25% of average daily net assets annually. Class C shares of each Fund pay distribution and service fees equal to 1.00% of average daily net assets annually. Class I shares of each Fund pay no distribution and service fees. As previously mentioned, Strategic Fund also offers Class B and Class R shares. As a result of the Reorganization, holders of Class A, Class C and Class I shares of MSAR Fund would receive shares of the corresponding classes of Strategic Fund.

You will not be charged any sales charges, commissions, or transactions fees in the Reorganization. Any other investment or redemption will be subject to any applicable sales charge. After the Reorganization is completed, any CDSC on the redemption of shares of Strategic Fund will be calculated from the date of original purchase of MSAR Fund shares.

Redemption Procedures and Exchange Privileges. The Funds operate under the same redemption procedures pursuant to which proceeds of a redemption are remitted by wire or check after receipt of proper documents including signature guarantees, if required. The respective classes of each Fund have the same exchange privileges.

___________________________

[7]	At the close of business on April 5, 2018, Class B shares of MSAR Fund were converted into Class A shares of MSAR Fund. There are no Class B shares of MSAR Fund outstanding, and so no Class B shares will participate in the reorganization.

3

Tax Consequences. MSAR Fund expects to obtain an opinion of counsel substantially to the effect that the Reorganization will be treated as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss is expected to be recognized by MSAR Fund or its shareholders as a direct result of the Reorganization, and the tax basis and holding period of a shareholder’s MSAR Fund shares are expected to carry over to the Strategic Fund shares the shareholder receives in the Reorganization.

Shareholders should note that the Reorganization will end the tax year of MSAR Fund. In accordance with MSAR Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and to avoid federal income and excise tax at the Fund level, MSAR Fund will declare and pay a distribution to MSAR shareholders which, together with all previous distributions, will have the effect of distributing to MSAR shareholders all of MSAR Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. These distributions will include any capital gains resulting from portfolio turnover prior to the Reorganization, as reduced by any available losses. Such distributions will be taxable to MSAR Fund shareholders if they hold MSAR Fund shares in a taxable account.

Shareholder Rights. The rights of shareholders of MSAR Fund will not change as a result of the Reorganization because MSAR Fund and Strategic Fund are both series of the Trust, and therefore are governed by the same Board under the same declaration of trust and by-laws and are subject to the same legal and regulatory standards.

4

FUND EXPENSES

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds and the pro forma fees and expenses of the Combined Fund. Shareholder fees reflect the fees currently in effect for each Fund. Annual Fund Operating Expenses reflect the expenses of each Fund for the semi-annual period ended April 30, 2018. The pro forma fees and expenses of the Combined Fund are based on the amounts shown in the table for each Fund, assuming the Reorganization occurred as of May 1, 2017, the beginning of the 12-month period ended April 30, 2018. Pro forma numbers are estimated and, therefore, actual expenses may vary.

Shareholder Fees

MSAR Fund Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	1.00%	None

Strategic Fund Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R
Maximum Sales Charge (Load) (as a percentage of offering price)	2.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	5.00%	1.00%	None	None

Combined Fund (pro forma) Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R
Maximum Sales Charge (Load) (as a percentage of offering price)	2.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
MSAR Fund
Class A	0.00%	0.25%	0.24%	0.92%	1.41%
Class C	0.00%	1.00%	0.24%	0.92%	2.16%
Class I	0.00%	N/A	0.24%	0.92%	1.16%

Strategic Fund
Class A	0.00%	0.25%	0.09%	0.75%	1.09%
Class B	0.00%	1.00%	0.09%	0.75%	1.84%
Class C	0.00%	1.00%	0.09%	0.75%	1.84%
Class I	0.00%	N/A	0.09%	0.75%	0.84%
Class R	0.00%	0.50%	0.09%	0.75%	1.34%

Combined Fund (pro forma)
Class A	0.00%	0.25%	0.09%	0.75%	1.09%
Class B	0.00%	1.00%	0.09%	0.75%	1.84%
Class C	0.00%	1.00%	0.09%	0.75%	1.84%
Class I	0.00%	N/A	0.09%	0.75%	0.84%
Class R	0.00%	0.50%	0.09%	0.75%	1.34%

5

Expense Example

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects expenses of each Fund for its semi-annual period ended April 30, 2018. Pro forma expenses of the Combined Fund are included assuming consummation of the Reorganization as of May 1, 2017, the beginning of the 12-month period ended April 30, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MSAR Fund
Class A	$612	$900	$1,209	$2,086
Class C	$319	$676	$1,159	$2,493
Class I	$118	$368	$638	$1,409

Strategic Fund
Class A	$334	$564	$812	$1,524
Class B	$687	$979	$1,195	$1,962
Class C	$287	$579	$995	$2,159
Class I	$86	$268	$466	$1,037
Class R	$136	$425	$734	$1,613

Combined Fund (pro forma)
Class A	$334	$564	$812	$1,524
Class B	$687	$979	$1,195	$1,962
Class C	$287	$579	$995	$2,159
Class I	$86	$268	$466	$1,037
Class R	$136	$425	$734	$1,613

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
MSAR Fund
Class A	$612	$900	$1,209	$2,086
Class C	$219	$676	$1,159	$2,493
Class I	$118	$368	$638	$1,409

Strategic Fund
Class A	$334	$564	$812	$1,524
Class B	$187	$579	$995	$1,962
Class C	$187	$579	$995	$2,159
Class I	$86	$268	$466	$1,037
Class R	$136	$425	$734	$1,613

Combined Fund (pro forma)
Class A	$334	$564	$812	$1,524
Class B	$187	$579	$995	$1,962
Class C	$187	$579	$995	$2,159
Class I	$86	$268	$466	$1,037
Class R	$136	$425	$734	$1,613

6

BOARD CONSIDERATIONS - REASONS FOR THE REORGANIZATION

The Reorganization has been considered by the Board of the Trust. In reaching the decision to recommend that the shareholders of MSAR Fund vote to approve the Reorganization, the Trustees considered a number of factors, including factors identified by Eaton Vance in connection with its recommendation that the Trustees approve the Reorganization. The Trustees, including the Independent Trustees, concluded that the Reorganization would be in the best interests of MSAR Fund, and that the interests of existing shareholders would not be diluted as a consequence thereof. The factors considered by the Trustees include the following:

  Investment Objectives, Restrictions and Policies. Each Fund’s investment objective is total return. Each Fund is a “fund of funds” and seeks to achieve its investment objective by primarily allocating assets among other Portfolios. Each Fund is also permitted to invest in securities and other instruments directly. As of April 30, 2018, the Funds had no direct investments8. Each Fund has a flexible investment strategy and will invest in a variety of securities and other investments and use a variety of investment techniques in pursuing its investment objective. Set forth below is information about each Fund’s exposures, all of which are achieved by investing in the Portfolios. Additional comparative information about the Funds’ investment strategies may be found under the section titled “How Do the Investment Objectives, Principal Investment Strategies and Policies of MSAR Fund Compare to those of Strategic Fund?” herein.

As of April 30, 2018, the Funds were invested in the following Portfolios:

MSAR	Strategic
MSAR Completion Portfolio (42.80%)	Global Opportunities Portfolio (64.70%)
Global Macro Absolute Return Advantage Portfolio (15.30%)	Global Macro Absolute Return Advantage Portfolio (18.50%)
Calvert Absolute Return Bond Fund (15.50%)	High Income Opportunities Portfolio (4.20%)
Eaton Vance Floating Rate Portfolio (15.20%)	Senior Debt Portfolio (6.90%)
Parametric Emerging Markets Fund (3.80%)	Emerging Markets Debt Opportunities Fund (2.60%)
Parametric International Equity Fund (3.80%)	Emerging Markets Local Income Portfolio (2.70%)
Eaton Vance Hexavest Global Equity Fund (3.70%)	Short Duration High Income Portfolio (0.40%)

•	Management and Service Providers. MSAR Fund is managed by Dan R. Strelow (since July 2009) and Justin H. Bourgette (since August 2011) both of Eaton Vance.[9] Strategic Fund is managed by Eric Stein (since December 2009) and Andrew Szczurowski (since November 2013) both of Eaton Vance. The Board considered that the Combined Fund, like MSAR Fund and Strategic Fund, will be managed by Eaton Vance, and that the Combined Fund will have the same service providers as both MSAR Fund and Strategic Fund. The Board also considered that, after the Reorganization, the same Board would continue to oversee the interests of the shareholders under the same declaration of trust and bylaws, and under the same legal and regulatory standards.

•	Effect on Class Structure and Services. Each Fund offers Class A, C and I shares. Strategic Fund also offers Class B10 and Class R shares. Shareholders of each class of shares of MSAR Fund would receive shares of the corresponding class of Strategic Fund. The privileges and services associated with the classes of the Funds are substantially identical. For Strategic Fund, a shareholder is eligible for certain sales charge reductions if such shareholder holds $100,000 or more in shares of Strategic Fund, plus any other Eaton Vance Fund, including the applicable purchase (under the right of accumulation) or if such shareholder purchases $100,000 or more of shares of certain Eaton Vance-managed funds over a 13 month period (under a statement of intention). For MSAR Fund, the threshold for sales charge reductions associated with both the right of accumulation and the statement of intention is $50,000, as described in greater detail in each Fund’s prospectus and Statement of Additional Information.

___________________________

[8]	Since December 31, 2010, Strategic Fund has not had any direct investments, but may in the future.
[9]	Thomas A. Shively of Eaton Vance was a member for the portfolio management team from August 2011 until June 1, 2018, when he retired from Eaton Vance.
[10]	At the close of business on April 5, 2018, Class B shares of MSAR Fund were converted into Class A shares of MSAR Fund. There are no Class B shares of MSAR Fund outstanding, and so no Class B shares will participate in the reorganization.
7

•	Effect on Fund Fees and Expenses. As a result of the Reorganization, MSAR Fund’s shareholders are expected to benefit from the Combined Fund’s lower total expense ratio. As shown under “Fund Expenses” above, the pro forma Total Annual Fund Operating Expenses of the Combined Fund are estimated to be 0.32% lower than MSAR Fund’s Total Annual Fund Operating Expenses. The Total Annual Fund Operating Expenses of MSAR Fund’s Class A, Class C and Class I shares are currently 1.41%, 2.16% and 1.16%, respectively, whereas the Total Annual Fund Operating Expenses of the Combined Fund’s Class A, Class C and Class I Shares are expected to be 1.09%, 1.84% and 0.84%, respectively. Additionally, following the Reorganization, the acquired fund fees and expenses as well as the other (i.e., non-management, non-distribution and service) expenses borne by the Combined Fund, which are estimated to be 0.75% and 0.09%, respectively, are expected to be lower than those currently borne by MSAR Fund, which are 0.92% and 0.24%, respectively for the period ended April 30, 2018. Additionally, the maximum sales charge on Class A shares of the Combined Fund is expected to be 2.50% lower than the maximum sales charge for Class A Shares of MSAR Fund. Please see the section titled “Fund Expenses” for additional information on changes to Fund fees and expenses as a result of the Reorganization.

Both MSAR Fund and Strategic Fund pay their allocable share of the investment advisory fees of the Portfolios in which they invest. Under MSAR Fund’s investment advisory agreement with Eaton Vance, Eaton Vance is not compensated on direct investments by MSAR Fund. For the semi-annual period ended April 30, 2018, MSAR Fund’s effective annualized investment advisory fees allocated from the Portfolios were 0.66% of MSAR Fund’s average daily net assets. Under Strategic Fund’s investment advisory agreement with Eaton Vance, Eaton Vance receives an annual advisory fee of 0.615% of its average net assets that are not invested in Portfolios. As noted above, Strategic Fund did not have any direct investments for the period ended April 30, 2018.11 For the semi-annual period ended April 30, 2018, Strategic Fund’s effective annualized investment advisory fees allocated from the Portfolios were 0.64% of its average daily net assets. Eaton Vance provides administrative services to each Fund, but does not receive a fee for such services.

Strategic Fund, with net assets as of April 30, 2018 of approximately $2.3 billion, is larger than MSAR Fund, which had net assets as of April 30, 2018 of approximately $84.3 million.

•	Costs of the Reorganization. It is anticipated that MSAR Fund will bear the costs of the Reorganization, including legal, printing, mailing and solicitation costs. These costs are estimated at approximately $50,000.[12] Given the significant cost savings that will be realized by MSAR Fund’s shareholders following the Reorganization, the Board believes it is reasonable for MSAR Fund to bear the Reorganization costs.

•	Tax Consequences. MSAR Fund expects to obtain an opinion of counsel substantially to the effect that the Reorganization will be treated as a tax-free reorganization pursuant to Section 368(a) of the Code. Accordingly, no gain or loss is expected to be recognized by MSAR Fund or its shareholders as a direct result of the Reorganization, and the tax basis and holding period of a shareholder’s MSAR Fund shares are expected to carry over to the Strategic Fund shares the shareholder receives in the Reorganization. As of their most recent fiscal year end, October 31, 2017, MSAR Fund and Strategic Fund had capital loss carryforwards of $30.2 million and $70 million, respectively. MSAR Fund and Strategic Fund have projected capital loss carryforwards of $30.3 million and $54.5 million, respectively, as of April 30, 2018. Based on market values and unrealized appreciation and deprecation on April 30, 2018, net unrealized gains represent approximately 1.32% of the total net assets of MSAR Fund, whereas Strategic Fund has net unrealized losses that represent approximately 1.34% of net assets. Because MSAR Fund’s net assets will be less than Strategic Fund’s net assets at the Closing Date, Strategic Fund’s use of MSAR Fund’s capital loss carryforwards after the Reorganization will be subject to an annual limitation. The annual limitation is determined by multiplying the net asset value (“NAV”) of MSAR Fund at the time of the Reorganization by a published Internal Revenue Service rate.

•	Relative Performance and Morningstar Category Ranking. Strategic Fund launched on November 26, 1990. MSAR Fund launched on December 7, 2004. Strategic Fund outperformed MSAR Fund for each of the one-, three-, five- and ten-year periods ended April 30, 2018, as shown below.

Each Fund is included in Morningstar’s US Fund Nontraditional Bond category. Each Fund’s Morningstar percentage ranking for the one-, three-, five- and ten-year periods ended April 30, 2018 is shown below. Strategic Fund outranked MSAR Fund for each such period. MSAR Fund and Strategic Fund’s Lipper classifications are Alternative Multi-Strategy Funds and Multi-Sector Income Funds, respectively.

___________________________

[11]	Since December 31, 2010, Strategic Fund has not had any direct investments.
[12]	Estimate assumes a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs could be higher.
8

Set forth below is (i) the average annual total return (“Return”) of Class A shares of each Fund, (ii) the Return of the Fund’s benchmark index (“Index”) (for MSAR Fund - ICE BofAML 3-Month U.S. Treasury Bill Index; for Strategic Fund - Bloomberg Barclays U.S. Aggregate Bond Index), and (iii) the Fund’s rank in its Morningstar category (for each Fund, Morningstar US Fund Nontraditional Bond) (“M-Star Rank”)13.

	MSAR Fund				Strategic Fund
Period	Fund Return	Index	M-Star Rank	Fund Return	Index	M-Star Rank
1 Year	1.07%	1.17%	75%	3.21%	-0.32%	35%
3 Years	1.21%	0.57%	82%	2.62%	1.07%	44%
5 Years	0.97%	0.36%	77%	2.52%	1.47%	23%
10 Years	2.34%	0.34%	--	4.50%	3.57%	37%

•	Dilution. After the Reorganization, each former MSAR Fund shareholder will own shares of Strategic Fund equal to the aggregate value of his or her shares of MSAR Fund immediately prior to the Reorganization. Because shares of Strategic Fund will be issued at the NAV per share in exchange for the assets of MSAR Fund net of the liabilities of MSAR Fund assumed by Strategic Fund, the NAV of Strategic Fund will be unchanged as a result of the Reorganization. Thus, the Reorganization will not result in any NAV dilution to shareholders.[14]

•	Impact on Eaton Vance. After the Reorganization, Eaton Vance will continue to serve as investment adviser to Strategic Fund. Eaton Vance and its affiliates will collect advisory fees and distribution and service (12b-1) fees[15] on MSAR Fund assets acquired by Strategic Fund pursuant to the Reorganization. In the case of advisory fees and assuming MSAR Fund’s assets are allocated proportionately among Strategic Fund’s Portfolio investments, Eaton Vance would collect fees on MSAR Fund assets at the same fee rates applicable to Strategic Fund, which is a total of 0.64% annually at current net asset levels as of April 30, 2018. Assuming that the Reorganization does not result in redemptions by Strategic Fund or MSAR Fund shareholders and certain of MSAR Fund’s Portfolio investments are retained by Strategic Fund and the remaining assets are allocated across Strategic Fund’s investments as of April 30, 2018, the Reorganization would result in a reduction in advisory fees of approximately $13,500 payable annually to Eaton Vance.

•	Economies of Scale. The Reorganization is expected to provide current shareholders of MSAR Fund with lower per-share expenses and current shareholders of both Funds with an opportunity to benefit from greater potential economies of scale that may be realized by combining the Funds’ assets in the Reorganization. Such economies are expected to be realized with respect to printing fees, costs for legal, auditing, custodial services, and miscellaneous fees.

•	Post-Reorganization Trading Costs. If the Reorganization is consummated, Strategic Fund will continue to be a “fund of funds” that seeks to achieve its investment objective of total return by primarily allocating assets among other Portfolios. The portfolio managers expect that in the ordinary course of managing the strategy and in response to redemption activity, the portfolio’s composition may change over time and some of the Portfolio allocations acquired from MSAR Fund may be

___________________________

[13]	The Morningstar percentile ranking is based on the fund’s total return percentile rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1% and the lowest (or least favorable) percentile rank is 100%. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges. The top performing funds in a category will always receive a rank of 1. ©2018 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
[14]	The Reorganization will result in a reduction in the percentage of ownership of each Fund represented by the shares currently held by its shareholders. While a shareholder will have the same dollar amount invested initially in Strategic Fund, his or her investment will represent a smaller percentage of the combined net assets of Strategic Fund. This, however, will not represent a dilution of the shareholder’s interest, only a relative decrease in each shareholder’s voting power.
[15]	EVD receives distribution and service (12b-1) fees of 0.25% and 1.00% annually of the average daily net assets of each Fund’s Class A and Class C shares, respectively.

9

reallocated. The Board considered Eaton Vance’s belief that post-reorganization transaction costs associated with these possible reallocations would not result in any material costs to Strategic Fund and would not be considered expenses of the Reorganization.

•	Alternatives. The Board considered Eaton Vance’s recommendation that the Reorganization provides a better course of action for MSAR Fund than other options, such as liquidation. If the Reorganization is not approved by shareholders, the Board will consider what other actions, if any, may be taken with respect to MSAR Fund.

Conclusion. Based on the foregoing, the Trustees of the Trust believe that the proposed Reorganization is in the best interest of each Fund and recommends that MSAR Fund’s shareholders vote “FOR” the Reorganization.

10

INFORMATION ABOUT THE REORGANIZATION

At a meeting held on June 13, 2018, the Board of the Trust, on behalf of each of the Funds, approved the Plan in the form set forth as Appendix A to this Proxy Statement/Prospectus. The following summary of the Plan is not intended to be a complete statement of all material features of the Plan and is qualified in its entirety by reference to the full text of the Plan attached hereto as Appendix A.

Agreement and Plan of Reorganization. The Plan provides that, at the Closing and subject to the requisite approval of MSAR Fund’s shareholders, the Trust shall transfer substantially all of the assets of MSAR Fund and assign substantially all of its liabilities to Strategic Fund, and Strategic Fund shall acquire such assets and shall assume such liabilities upon delivery by Strategic Fund to MSAR Fund on the Closing Date of Class A, Class C and Class I shares (including, if applicable, fractional shares) of Strategic Fund. The value of Class A, Class C and Class I shares issued to MSAR Fund by Strategic Fund will be the same as the value of MSAR Fund Class A, Class C and Class I shares outstanding on the Closing Date. Strategic Fund shares received by MSAR Fund will be distributed to MSAR Fund’s shareholders in complete liquidation of MSAR Fund, and holders of MSAR Fund’s Class A, Class C and Class I shares will receive the corresponding class of Strategic Fund shares equal in value to those of MSAR Fund held by such shareholders of MSAR Fund.

At or prior to the Closing, MSAR Fund shall declare a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to MSAR Fund’s shareholders all of (a) MSAR Fund’s investment company taxable income (computed without regard for the deduction for dividends paid) (after reduction for any available capital loss carryforwards) and (c) the excess of (i) its interest income excludable from gross income over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, in each case for the taxable period of MSAR Fund ending on the Closing Date.

At, or as soon as practicable after, the Closing, MSAR Fund shall liquidate and distribute pro rata to its shareholders of record on the Closing Date the full and fractional Strategic Fund Class A, Class C and Class I shares equal in value to MSAR Fund’s shares exchanged. Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of Strategic Fund in the name of each shareholder of MSAR Fund, representing the respective pro rata number of full and fractional Strategic Fund Class A, Class C and Class I shares due to such shareholder. All of Strategic Fund’s future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of Strategic Fund at the price in effect as described in Strategic Fund’s prospectus on the respective payment dates in accordance with instructions previously given by the shareholders to the Fund’s transfer agent.

The consummation of the Plan is subject to the conditions set forth therein. Notwithstanding approval by shareholders of MSAR Fund, the Plan may be terminated at any time prior to the consummation of the Reorganization without liability on the part of either party or its respective officers, trustees or shareholders, by either party on written notice to the other party if certain specified representations and warranties or conditions have not been performed or do not exist on or before December 31, 2018. The Plan may be amended by written agreement of its parties without approval of shareholders and a party may waive without shareholder approval any default by the other or any failure to satisfy any of the conditions to its obligations; provided, however, that following the Special Meeting, no such amendment or waiver may have the effect of changing the provision for determining the number of Strategic Fund shares to be issued to MSAR Fund’s shareholders to the detriment of such shareholders without their further approval.

Costs of the Reorganization. It is anticipated that MSAR Fund will bear the costs of the Reorganization, including legal, printing, mailing and solicitation costs. These costs are estimated at approximately $50,000.16

Description of Strategic Fund Shares. Full and fractional Class A, Class C and Class I shares of Strategic Fund will be distributed to MSAR Fund’s shareholders in accordance with the procedures under the Plan, as described above. Each Strategic Fund share will be fully paid, non-assessable when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Trustees may grant in their discretion.

Federal Income Tax Consequences. It is expected that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of Code.  The Trust expects to receive an opinion from Ropes & Gray LLP to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

i.	The acquisition by Strategic Fund of substantially all of MSAR Fund’s assets solely in exchange for the issuance of Strategic Fund shares to MSAR Fund and the assumption of all of MSAR Fund’s liabilities by Strategic Fund,

___________________________

[16]	Estimate assumes a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs could be higher.
11

followed by the distribution by MSAR Fund, in liquidation of MSAR Fund, of Strategic Fund shares to MSAR Fund shareholders in exchange for their MSAR Fund shares and the termination of MSAR Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code;

ii.	Under Sections 361 and 357 of the Code, MSAR Fund will not recognize any gain or loss upon the transfer of all of its assets to Strategic Fund pursuant to the Plan in exchange solely for shares of Strategic Fund and the assumption by Strategic Fund of the liabilities of MSAR Fund, or upon the distribution of the Strategic Fund shares by MSAR Fund to its shareholders in liquidation of MSAR Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of MSAR Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

iii.	Under Section 354 of the Code, MSAR Fund shareholders will not recognize any gain or loss upon the exchange of their MSAR Fund shares for the Strategic Fund shares;

iv.	Under Section 358 of the Code, the aggregate basis in the Strategic Fund shares that MSAR Fund shareholders receive in exchange for their MSAR Fund shares will be the same as the aggregate basis of MSAR Fund shares exchanged therefor;

v.	Under Section 1223(1) of the Code, a MSAR Fund shareholder’s holding period for Strategic Fund shares received pursuant to the Plan will include the shareholder’s holding period for MSAR Fund shares exchanged therefor, provided that the shareholder held MSAR Fund shares as capital assets on the date of the exchange;

vi.	Under Section 1032 of the Code, Strategic Fund will not recognize any gain or loss upon the receipt of the assets of MSAR Fund solely in exchange for Strategic Fund shares and the assumption by the Strategic Fund of the liabilities of MSAR Fund;

vii.	Under Section 362(b) of the Code, Strategic Fund’s tax basis in the assets of MSAR Fund will be the same as MSAR Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above

viii.	Under Section 1223(2) of the Code, the holding period of each asset of MSAR Fund in the hands of Strategic Fund, other than any such asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for U.S. federal income tax purposes as held by MSAR Fund; and

ix.	Strategic Fund will succeed to and take into account the items of MSAR Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

No tax ruling has been requested from the IRS in connection with the Reorganization. The tax opinion is not binding on the IRS or a court, and does not preclude the IRS from asserting or adopting a contrary position. It is possible that the Reorganization may fail to satisfy all of the requirements necessary to qualify as a tax-free reorganization, in which event the transaction will nevertheless proceed on a taxable basis. In this event, the Reorganization will result in the recognition of gain or loss to MSAR Fund’s shareholders in the amount equal to the difference between their tax basis in their MSAR Fund shares, and the NAV of shares of Strategic Fund received in the Reorganization. Shareholders of MSAR Fund would, in the event of a taxable transaction, receive a new tax basis in the shares they receive of Strategic Fund (initially equal to their value at the time of the Reorganization) for calculation of gain or loss upon their ultimate disposition and would start a new holding period for such shares.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, “pre-acquisition losses” of either Strategic Fund or MSAR Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Combined Fund. Second, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, MSAR Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of the Strategic Fund for the taxable year of the Reorganization that is equal to the portion of the Strategic Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

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In addition, the Combined Fund resulting from the Reorganization will have tax attributes that reflect a blending of the tax attributes of the Strategic Fund and MSAR Fund at the time of the Reorganization (including as affected by the rules set forth above). Therefore, the shareholders of MSAR Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Strategic Fund’s assets, as well as any taxable gains realized by Strategic Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by Strategic Fund. As a result, shareholders of MSAR Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. Any pre-acquisition losses of MSAR Fund, if any (whether realized or unrealized), remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses, if any, to MSAR Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the Combined Fund following the Reorganization, and consequently the extent to which the Combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the effect of the rules described above will depend on factors that are currently unknown, such that this effect cannot be calculated precisely prior to the Reorganization.

Shareholders should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders should also consult their tax advisers as to state and local tax consequences, if any.

Capitalization. The following table (which is unaudited) sets forth the capitalization of MSAR Fund and Strategic Fund as of April 30, 2018 and on a pro forma basis as of that date giving effect to the proposed acquisition of assets of MSAR Fund at net asset value.

	Net Assets	NAV per Share	Shares Outstanding
MSAR Fund
Class A	$52,148,118	$8.62	6,052,740
Class C	$14,978,081	$8.60	1,740,669
Class I	$17,198,106	$8.61	1,996,887
Total	$84,324,305		9,790,296

Strategic Fund
Class A	$614,147,550	$7.42	82,777,225
Class B	$9,144,694	$7.00	1,307,138
Class C	$463,409,884	$7.00	66,208,469
Class I	$1,202,787,501	$7.41	162,343,306
Class R	$2,892,639	$7.43	389,283
Total	$2,292,382,268		313,025,421

Pro Forma Adjustment
Class A*	-$30,921	-	963,127
Class B	$0	-	-
Class C*	-$8,881	-	390,731
Class I*	-$10,198	-	298,863
Class R	$0	-	-
Total	-$50,000	-	1,652,721

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	Net Assets	NAV per Share	Shares Outstanding
Combined Fund (pro forma)
Class A	$666,264,747	$7.42	89,793,093
Class B	$9,144,694	$7.00	1,307,138
Class C	$478,379,084	$7.00	68,339,869
Class I	$1,219,975,409	$7.41	164,639,056
Class R	$2,892,639	$7.43	389,283
Total	$2,376,656,573		324,468,439

*It is anticipated that MSAR Fund will bear the costs of the Reorganization, including legal, printing, mailing and solicitation costs. These costs are estimated at approximately $50,000.

Performance Information. The following bar charts and tables provide some indication of the risks of investing in each Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares of each Fund. The returns in the bar chart do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how each Fund will perform in the future. Each Fund’s performance reflects the effect of expense reductions for certain periods. Absent these reductions, performance for certain periods would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

MSAR Fund’s investment strategies have changed over time. Prior to July 1, 2009, MSAR Fund’s investment team employed a pre-determined fixed allocation approach by investing the Fund’s assets approximately equally among three Portfolios, investing in mortgage-backed securities, senior floating-rate loans and high yield bonds. Effective July 1, 2009, MSAR Fund changed its objectives and investment strategies to permit investment in multiple Portfolios and adopted a policy to invest at least 85% (changed to 70% as of September 12, 2011) of its net assets in income instruments, including, but not limited to, senior and subordinated debt obligations, preferred stock and convertible securities. Effective September 1, 2014, MSAR Fund’s policy to invest at least 70% of its net assets in income instruments was eliminated. MSAR Fund would not necessarily have achieved the performance results shown below under its current investment strategy.

MSAR Fund

For the ten years ended December 31, 2017, the highest quarterly total return for Class A was 13.69% for the quarter ended June 30, 2009, and the lowest quarterly return was -15.47% for the quarter ended December 31, 2008. Year-to-date total return for MSAR Fund as of April 30, 2018 is 0.11%. Current yield information can be obtained by visiting www.eatonvance.com.

Strategic Fund

For the ten years ended December 31, 2017, the highest quarterly total return for Class A was 10.18% for the quarter ended June 30, 2009, and the lowest quarterly return was -8.46% for the quarter ended December 31, 2008. Year-to-date total return for Strategic Fund as of April 30, 2018 is 0.83%. Current yield information can be obtained by visiting www.eatonvance.com.

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MSAR Fund
Average Annual Total Return as of December 31, 2017	One Year	Five Years	Ten Years
Class A Return Before Taxes	-2.94%	0.10%	1.77%
Class A Return After Taxes on Distributions	-3.62%	-0.58%	0.74%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	-1.62%	-0.16%	1.02%
Class C Return Before Taxes	0.23%	0.32%	1.50%
Class I Return Before Taxes	2.08%	1.32%	2.48%
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects net dividends, which reflect the deduction of withholding taxes)	0.86%	0.27%	0.39%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. The Class I performance shown above for the period prior to October 1, 2009 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is,” without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Strategic Fund
Average Annual Total Return as of December 31, 2017	One Year	Five Years	Ten Years
Class A Return Before Taxes	2.54%	2.36%	4.22%
Class A Return After Taxes on Distributions	0.90%	0.58%	2.38%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	1.42%	1.10%	2.57%
Class B Return Before Taxes	-0.97%	1.71%	3.66%
Class C Return Before Taxes	3.03%	2.05%	3.65%
Class I Return Before Taxes	5.16%	3.09%	4.67%
Class R Return Before Taxes	4.63%	2.57%	4.25%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.00%
Lipper Multi-Sector Income Fund Classification Average (reflects no deductions for taxes)	6.09%	3.33%	5.16%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Class I and Class R performance shown above for the period prior to April 3, 2009 and August 3, 2009 (commencement of operations for such class, respectively) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index or Lipper classification.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

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HOW DO THE INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

OF MSAR FUND COMPARE TO THOSE OF STRATEGIC FUND?

Below is a summary comparing the investment objectives, principal investment strategies and policies, management information, and certain other information of MSAR Fund and Strategic Fund. Each Fund’s current prospectus contains a detailed discussion of each Fund’s respective investment strategies and other investment policies.

	Multi-Strategy Absolute Return Fund	Short Duration Strategic Fund
Inception Date	12/07/2004	11/26/1990
Investment Objective	Total return	Total return
Diversification	Diversified	Non-diversified
Investment Policy

Fund is a “fund of funds” and seeks to achieve its investment objective of total return by primarily allocating assets among other registered investment companies managed by Eaton Vance and its affiliates that invest in different asset classes.

Fund is a “fund of funds” and seeks to achieve its investment objective of total return by primarily allocating assets among other registered investment companies managed by Eaton Vance and its affiliates that invest in different asset classes.

Other Investment Policies and Restrictions	• Fund may invest in securities and other instruments directly.	• Fund may invest in securities and other instruments directly.
	• Fund has a flexible investment strategy and invests in a variety of securities and investments and uses a variety of investment techniques in pursuing its investment objective.	• Fund has a flexible investment strategy and will invest in a variety of securities and other investments and use a variety of investment techniques in pursuing its investment objective.

•      Fund may invest in U.S. and foreign (including emerging market) securities and other instruments, including sovereign debt, corporate debt, senior floating rate loans and secured and unsecured subordinated loans, municipal obligations, commodity-related investments, asset-backed securities, mortgage-backed securities and inflation-linked debt securities. The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind, and debt obligations that are issued at a significant discount from face value.

•      Fund seeks investment in, but not limited to, foreign and domestic securities and other instruments, mortgage-backed securities and asset-backed securities, commercial mortgage-backed securities, collateralized loan obligations, stripped securities, preferred and convertible securities, bank instruments, high yield corporate debt, loans, other fixed-income securities, sovereign nations including emerging markets and so-called frontier markets (such as currencies, interest rates and debt instruments issued or guaranteed by sovereign entities), municipal investments, and commodities-related investments.

	• Fund may invest in common and preferred stock and other hybrid securities issued by companies with a broad range of market capitalizations, including smaller companies, real estate investment trusts and exchange-traded notes.	• Fund may invest up to 20% of its net assets in equity securities and may invest up to 10% of its net assets in municipal securities.
	• Fund may invest in certain exchange traded funds.	N/A

•      Fund expects to achieve certain investment exposures primarily through derivative transactions, including (but not limited to) futures, forward foreign currency exchange contracts and credit default swaps, which may create economic leverage in the Fund. Fund may engage in derivative transactions to seek total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities. There is no stated limit on the Fund’s use of derivatives.

•      Fund expects to achieve certain investment exposures through purchasing and selling derivative transactions, including (but not limited to) forward foreign currency exchange contracts; futures on securities, indices, currencies, commodities, swaps and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may create economic leverage in the Fund. The Fund may engage in derivative transactions to seek to enhance total return; to hedge against fluctuations in securities prices, interest rates or currency exchange rates; to change the effective duration of its portfolio; to manage certain investment risks; and/or as a substitute for the purchase or sale of securities, currencies or commodities. Fund’s use of derivatives may be extensive and there is no stated limit on their use.

	• Fund may engage in repurchase agreements, reverse repurchase agreements, forward commitments and short sales.	• Fund may engage in repurchase agreements, reverse repurchase agreements, forward commitments and short sales.
• Fund may invest in individual securities of any credit quality, including those rated below investment grade without limit.

•      Fund will maintain an average credit rating of at least investment grade (BBB by S&P or Fitch, or Baa by Moody’s). The Fund’s average credit rating will be the weighted-average of (i) the average credit ratings of the Portfolios in which it invests and (ii) the securities it holds directly.

•      While the Fund’s average credit rating will be investment grade, the Fund may invest in securities that are rated below investment grade (rated below BBB by either S&P or Fitch, or below Baa by Moody’s) or in unrated securities considered to be of comparable quality by the Eaton Vance (often referred to as “junk” instruments).

	• Fund may invest in Portfolios that are authorized to borrow to acquire additional investments.	• Fund may invest in Portfolios that acquire investments with borrowings.
	• Fund may gain exposure to commodities by investing in certain Portfolios that invest in commodities and commodity-related investments.	• Fund may gain exposure to commodities by investing in certain Portfolios that invest in commodities and commodities-related investments.
Buy/Sell Strategy

Eaton Vance combines a fundamental asset valuation model with quantitative portfolio optimization and risk management techniques. Eaton Vance seeks to invest in sectors of the market which it believes offers the best risk adjusted returns and intends to manage the targeted volatility of the Fund. Certain investment techniques may be employed to reduce the Fund’s volatility.

Eaton Vance targets Fund performance volatility ranging between approximately 2.0% and 6.5% annually. The Fund’s actual, or realized, volatility for longer or shorter periods may, however, be materially higher or lower than the target range, depending on market conditions.

Eaton Vance expects Fund to maintain a target portfolio duration of -5 years to 5 years.

Fund employs an “absolute return” investment approach. This means that the Fund benchmarks itself to an index of cash instruments, rather than a stock or bond market index, and seeks to achieve returns that exceed its benchmark and are largely independent of broad movements in stocks and bonds. The Fund’s benchmark is the ICE BofAML 3-Month U.S. Treasury Bill Index.

Eaton Vance adjusts investments based on its macroeconomic views and analysis in an effort to take advantage of differences in investment sectors, such as U.S. government, investment grade and below investment grade credit markets, and foreign sectors (primarily focused on sovereign debt, currencies and interest rates). Eaton Vance considers the relative risk/return characteristics of prospective investments (whether securities, currencies, derivatives, commodities or other instruments) in determining the most efficient means for achieving desired exposures.

Fund’s average duration will not exceed 3.5 years.

Adviser and administrator	Eaton Vance	Eaton Vance
Portfolio Manager	Dan R. Strelow of Eaton Vance Justin H. Bourgette of Eaton Vance	Eric Stein of Eaton Vance Andrew Szczurowski of Eaton Vance
Distributions	The Fund expects to pay distributions monthly and intends to distribute any net realized capital gains (if any) annually.	The Fund expects to pay distributions monthly and intends to distribute any net realized capital gains (if any) annually.
Fiscal Year-End	10/31	10/31

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PRINCIPAL RISK FACTORS

Generally. As discussed above, the Funds have the same investment objectives and similar, though not identical, investment strategies. As a result, both Funds, as well as the Combined Fund are subject to the risks summarized below either directly or through their investment in one or more Portfolios.

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets. Fixed-income markets may experience period of relatively high volatility in an environment where U.S. treasury yields are rising.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to renegotiate defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

Emerging Markets Investment Risk. Investment markets in emerging market countries are typically smaller, less liquid and more volatile than developed markets, and emerging market securities often involve greater risks than developed market securities. The foregoing risks may be greater in frontier markets.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities, causing them to be more volatile. Conversely, fixed income securities with shorter durations will be less volatile but generally provide lower returns than fixed income securities with longer durations. The Fund may own individual investments that have longer durations than the average duration of the Fund. In a rising interest rate environment, the durations of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

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Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. Due to the possibility of an extended loan settlement process, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs, such as to satisfy redemption requests from Fund shareholders. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments as described herein.

Municipal Obligation Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of nontraditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying asset, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying asset, rate, index or instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the asset, index, rate or instrument underlying the investment.

Leverage Risk. Certain fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an asset, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund. The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Commodity-Related Investments Risk. The value of commodity investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Fund’s commodity investments to fall. The frequency and magnitude of such changes are unpredictable. Exposure to commodities and commodity markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodity investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodity investments.

The Fund expects to invest in one or more Portfolios that operate a Subsidiary, which invests in commodity-related investments, as well as other permitted instruments. Any such Subsidiary is subject to the laws of the Cayman Islands and is not subject to U.S. laws, including securities laws and their protections and provisions of the Code. Because the Subsidiary is not registered under U.S. federal securities laws, it may not be able to negotiate terms with its counterparties that are equivalent to those of a registered fund. As a result, the Subsidiary may have greater exposure to

18

those counterparties than a registered fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Subsidiary to operate as described, and could adversely affect the relevant Portfolio’s investment approach. In addition, commodity-related investments generally generate income that is not qualifying income for purposes of meeting source of income tests applicable to mutual funds under the Code. Moreover, the Internal Revenue Service (“IRS”) has issued proposed regulations effectively providing that the Subsidiary’s realized annual net profit, if any, will constitute “qualifying income” only to the extent it is timely and currently repatriated to the Portfolio (notwithstanding any previously issued private letter ruling or advice from counsel). As the Fund intends to satisfy the source of income tests under the Code, its ability to invest in commodity-related investments may become limited, and the Fund may incur transaction and other costs to comply with any new or additional guidance from the IRS. The tax treatment of commodity-related investments and income from the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Credit Risk. Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Convertible and Other Hybrid Securities Risk. Convertible and other hybrid securities generally possess characteristics common to both equity and debt securities. In addition to risks associated with investing in income securities, such as interest rate and credit risks, convertible and other hybrid securities may be subject to issuer-specific and market risks generally applicable to equity securities. Convertible securities may also react to changes in the value of the common stock into which they convert, and are thus subject to equity investing and market risks. A convertible security may be converted at an inopportune time, which may decrease the Fund’s return.

Preferred Stock Risk. Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks are subject to issuer-specific risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities. The value of preferred stock generally declines when interest rates rise and may react more significantly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities sold to the counterparty or the securities which the Fund purchases with its proceeds from the agreement would affect the value of the Fund’s assets. As a result, such agreements may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be a form of borrowing by the Fund (and a loan from the counterparty), they constitute leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Borrowing Risk. Borrowing cash to increase investments (sometimes referred to as “leverage”) may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. In

19

connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by applicable federal securities laws and the terms of its credit facility with the lender. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the required asset coverage to be less than the prescribed amount. Borrowings involve additional expense to the Fund.

Short Sale Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. Short sale risks include, among others, the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

When-Issued and Forward Commitment Risk. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.

Restricted and Illiquid Securities Risk. Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Restricted securities may also be difficult to value.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional principal risks applicable to the Strategic Fund, but not to MSAR Fund, are listed below. The Combined Fund will also be subject to these risks. For purposes of the following, the “Fund” refers to Strategic Fund and the Combined Fund only:

Stripped Securities Risk. Stripped Securities (“Strips”) are usually structured with classes that receive different proportions of the interest and principal distributions from an underlying asset or pool of underlying assets. Classes may receive only interest distributions (interest-only “IO”) or only principal (principal-only “PO”). Strips are particularly sensitive to changes in interest rates because this may increase or decrease prepayments of principal. A rapid or unexpected increase in prepayments can significantly depress the value of IO Strips, while a rapid or unexpected decrease can have the same effect on PO Strips.

Geographic Risk. Because the Fund may invest significantly in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a fund that has less exposure to such region or country.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

MSAR Fund is also subject to the following principal risks, which are not principal risks of Strategic Fund or the Combined Fund:

Absolute Return Strategy Risk, S&P 500 Index and SPDR Risk, Inflation-Linked Investments Risk, Smaller Company Risk, PIK Securities Risk, Zero-Coupon and Deep Discount Bond Risk, Real Estate Risk, ETF Risk, ETN Risk, Responsible Investing Risk and Risks Associated with Quantitative Management, as described in MSAR Fund’s prospectus.

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COMPARATIVE INFORMATION ON MANAGEMENT OF EACH FUND

Board of Trustees. The same Board oversees the management of the business and affairs of each Fund. The Board meets regularly to review each Fund’s portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Eaton Vance.

Investment Adviser. The investment adviser of each Fund is Eaton Vance. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp. Eaton Vance has offices at Two International Place, Boston, MA 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage over $430 billion on behalf of mutual funds, institutional clients and individuals.

Each Fund’s investment adviser manages investments pursuant to investment advisory agreements. To the extent Fund assets are invested in a Portfolio, the Fund is allocated its pro rata share of such Portfolio advisory fee.

Each Fund’s Semi-Annual Report covering the fiscal period ended April 30 provides information regarding the basis for the Trustees’ approval of each Fund and each Portfolio’s investment advisory agreement.

Portfolio Managers. The portfolio managers who are jointly and primarily responsible for the day-to-day management of each Fund are identified below. The Combined Fund will be managed by Messrs. Stein and Szczurowski.

MSAR Fund is managed by Dan R. Strelow (since July 2009) and Justin H. Bourgette (since August 2011). Mr. Strelow is a Vice President of Eaton Vance and the Director of the Customized Solutions Group of Eaton Vance. Mr. Bourgette is a Vice President of Eaton Vance and has been employed by Eaton Vance for more than five years. Each of Mr. Strelow and Mr. Bourgette co-manages other Eaton Vance funds and portfolios.

Strategic Fund is managed by Eric A. Stein (since December 2009) and Andrew Szczurowski (since November 2013). Mr. Stein and Mr. Szczurowski co-manage other Eaton Vance funds and portfolios and are Vice Presidents of Easton Vance Mr. Stein and Mr. Szczurowski have been employees of Eaton Vance for more than five years.

Management Fee.

MSAR Fund

Eaton Vance does not receive a fee for serving as the Fund’s investment adviser. For the fiscal period ended April 30, 2018, the effective annualized rate of the investment advisory fees paid by the Fund (including its allocable portion of Portfolio advisory fees) was 0.66% of the Fund’s average daily net assets.

Strategic Fund

Under the Fund’s investment advisory agreement, Eaton Vance receives an annual advisory fee on the average daily net assets of the Fund that are not invested in other investment companies for which Eaton Vance or its affiliates serves as investment adviser or administrator (“Investable Assets”) as follows:

Average Daily Investable Assets	Annual Asset Rate
up to $500 million	0.615%
$500 million but less than $1 billion	0.595%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2 billion	0.555%
$2 billion but less than $3 billion	0.520%
$3 billion and over	0.490%

For the fiscal period ended April 30, 2018, the effective annual rate of the Fund’s investment advisory fees, including its allocable portion of investment advisory fees of the funds in which it invested, was 0.64% of the Fund’s average daily net assets.

Administrator

In addition, Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

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COMPARATIVE INFORMATION ON FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND

Fundamental Investment Policies

The Funds have substantially similar fundamental investment policies, except that, as a diversified fund under the 1940 Act, MSAR Fund has a fundamental policy not to, with respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. The Funds’ fundamental investment policies are set forth in the table below. A “fundamental” investment policy is one that may not be changed without a shareholder vote. Any investment policy not explicitly identified as a fundamental policy may be amended or removed without a shareholder vote. If the Reorganization occurs, the Combined Fund will be subject to the fundamental investment policies of Strategic Fund.

MSAR Fund	Strategic Fund
The Fund may not borrow money or issuer senior securities except as permitted by the 1940 Act.	The Fund may not borrow money or issuer senior securities except as permitted by the 1940 Act.

The Fund may not purchase any securities or evidences of interest therein on “margin,” that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for

the amount so borrowed.

The Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin.
The Fund may not engage in the underwriting of securities.

The Fund may not underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933.

Each Fund may not buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

Each Fund may purchase and sell commodities and commodities contracts of all types and kinds (including without limitation futures contracts, options on futures contracts and other commodities-related investments) to the extent permitted by law.

The Fund may not make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, (c) lending portfolio securities and (d) lending cash consistent with applicable law.

The Fund may not make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

 The Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies.

No similar policy.

The Fund may not concentrate its investments in any particular industry, but, if deemed appropriate for the Fund’s objective,

up to (but less than) 25% of the value of its assets may be

invested in any one industry.

The Fund may not purchase any security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if such purchase, at the time thereof, would cause 25% or more of the Fund’s total assets (taken at market value) to be invested in the securities of issuers in any single industry, provided that the electric, gas and telephone utility industries shall be treated as separate industries for purposes of this restriction.
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Non-Fundamental Investment Policies

If the Reorganization occurs, the Combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of Strategic Fund. A comparison of the non-fundamental investment policies of MSAR Fund and Strategic Fund is set forth below.

MSAR Fund	Strategic Fund

The Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time.

The Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short.

Each Fund may not invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the 1933 Act and commercial paper issued pursuant to Section 4(a)(2) of said Act that the members of the Board, or their delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Differences between MSAR Fund’s principal investment strategies, fundamental investment policies, non-fundamental investment policies and holdings and those of the Strategic Fund may expose MSAR Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in MSAR Fund and Strategic Fund is provided under “Principal Risk Factors” above.

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COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

General. Each Fund is a series of the Trust. The Trust is a Massachusetts business trust governed by an Amended and Restated Declaration of Trust, dated April 26, 2016, as amended and supplemented from time to time (the “Declaration of Trust”), and by applicable Massachusetts law.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust, including its other series. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and other series of the trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable by virtue of his or her status as such for the obligations of the Trust is provided for in the Declaration of Trust and the Amended and Restated By-Laws of the Trust, dated April 23, 2012, as amended from time to time (the “By-Laws”). Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be remote because it is limited to circumstances in which the respective disclaimers are inoperative and the series would be unable to meet their respective obligations.

Copies of the Declaration of Trust and By-Laws may be obtained from the Trust upon written request at its principal office or from the Secretary of The Commonwealth of Massachusetts.

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INFORMATION ABOUT THE FUNDS

Additional information about MSAR Fund and Strategic Fund is included in their Prospectuses and Statements of Additional Information (“SAIs”), which have been filed with the SEC and incorporated by reference herein. Copies may be obtained without charge on Eaton Vance’s website at www.eatonvance.com, by writing to Eaton Vance Distributors, Inc., Two International Place, Boston, MA 02110 or by calling 1-800-262-1122, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time). The current Prospectus and SAI of each Fund, as may be supplemented, are also available on the Eaton Vance website (http://www.eatonvance.com/funddocuments).

You will find and may copy information about each Fund (including the SAI and shareholder reports): at the SEC’s public reference room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520, or by electronic mail at publicinfo@sec.gov.

The Trust, on behalf of the Funds, is currently subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file proxy material, reports and other information with the SEC. These reports can be inspected and copied at the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-1520, as well as at the following regional offices: New York Regional Office, 3 World Financial Center, Suite 400, New York, NY 10281; and Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-1520 at prescribed rates.

Householding. One Proxy Statement/Prospectus may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement/Prospectus by calling 1-800-262-1122, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time) or writing to Eaton Vance Management, ATTN: Proxy Coordinator – Mutual Fund Services, Two International Place, Boston, Massachusetts 02110.

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VOTING INFORMATION

What is the Vote Required to Approve the Proposal?

The affirmative vote of the holders of a majority of MSAR Fund’s outstanding voting securities, as defined in the 1940 Act, is required to approve the Plan. Such majority vote is the vote of the holders of the lesser of (a) 67% or more of the shares of MSAR Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) of more than 50% of the outstanding shares of MSAR Fund. Shareholders of MSAR Fund’s Class A, Class C and Class I shares will vote together as a single group. Approval of the Plan by MSAR Fund shareholders is a condition of the consummation of the Reorganization.

How Do I Vote in Person?

If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call MSAR Fund at 1-800-262-1122, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time) if you plan to attend the Special Meeting. If you plan to attend the Special Meeting in person, please be prepared to present photo identification and proof of share ownership.

How Do I Vote By Proxy?

Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided, or vote by telephone or over the Internet as explained on the proxy card. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your “proxy” (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the proposal and in accordance with management’s recommendation on any other matters.

If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Trust before the Special Meeting that you have revoked your proxy; such notice must be in writing and sent to the Secretary of the Trust at the address set forth on the cover page of this Proxy Statement/Prospectus. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

How Will Proxies be Solicited and Tabulated?

It is anticipated that MSAR Fund will bear the costs of the Reorganization, including legal, printing, mailing and solicitation costs. These costs are estimated at approximately $50,000.17 Proxies will be solicited by mail and may be solicited in person or by telephone, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by MSAR Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc., by broker-dealer firms or by a professional solicitation organization. MSAR Fund has retained [ ] to assist in the solicitation of proxies, for an estimated fee of approximately $[ ], including out-of-pocket expenses. [ ] fee is included in the total cost of the Reorganization, which is estimated to be approximately $50,000. The expenses connected with the solicitation of this proxy and with any further proxies that may be solicited by the Trust’s officers, by Eaton Vance personnel, by the transfer agent, by broker-dealer firms or by [ ], in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by MSAR Fund. A written proxy may be delivered to MSAR Fund or its transfer agent prior to the Special Meeting by facsimile machine, graphic communication equipment or other electronic transmission. Banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, will be reimbursed for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

Shareholders also may choose to give their proxy votes through the Internet or by telephone rather than return their proxy cards. Please see the proxy card for details. MSAR Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If MSAR Fund records votes by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of

___________________________

[17]	Estimate assumes a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs could be higher.
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their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or a telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by MSAR Fund, by the execution of a later-dated proxy card, by MSAR Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the Special Meeting and voting in person.

All proxy cards solicited by the Board that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the Special Meeting, and which are not revoked, will be voted at the Special Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted “FOR” the matters specified on the proxy card. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares that are present at the Special Meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist MSAR Fund in obtaining a quorum, but may have the effect of a “NO” vote on the proposal.

How is a Quorum Determined and What Happens if There is an Adjournment?

What constitutes a quorum for purposes of conducting a valid shareholder meeting, such as the Special Meeting, is set forth in the Trust’s By-Laws. Under the By-Laws of the Trust, there must be present, in person or by proxy, the holders of one-third (1/3) of the then issued and outstanding shares of MSAR Fund which is necessary to establish a quorum.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting, but sufficient votes by shareholders of MSAR Fund in favor of the Proposal are not received by the Meeting Date, the persons named as proxies in the enclosed proxy card may propose to adjourn the meeting to permit further solicitation of proxies in favor of the proposal. A meeting, including the Special Meeting, may be adjourned one or more times without further notice than by announcement given at the meeting. Each such adjournment requires the affirmative vote of the holders of a majority of MSAR Fund’s shares that are present and entitled to vote at the meeting, in person or by proxy. The persons named as proxies will vote for or against, or will abstain with respect to, adjournment in the same proportions they are authorized to vote for or against, or to abstain with respect to, the proposal.

THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND A VOTE “FOR” THE APPROVAL OF THE PLAN OF REORGANIZATION.

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DISSENTERS RIGHTS

Neither the Declaration of Trust nor Massachusetts law grants the shareholders of MSAR Fund any rights in the nature of dissenters rights of appraisal with respect to any action upon which such shareholders may be entitled to vote; however, the normal right of mutual fund shareholders to redeem their shares (subject to any applicable contingent deferred sales charges) is not affected by the proposed Reorganization.

MSAR FUND FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund’s financial performance for the periods indicated. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions at net asset value). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, except for the six months ended April 30, 2018, which is unaudited. The report of Deloitte & Touche LLP and the Fund’s financial statements are included in the Fund’s annual report, which is available on request, and are incorporated by reference into the Statement of Additional Information dated [ ] relating to this Combined Proxy Statement/Prospectus.

	Multi-Strategy Absolute Return Fund
	Six Months Ended April 30,			Year ended October 31,
	2018 (Unaudited)			2017
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of period	$8.730	$8.720	$8.730	$8.700	$8.700	$8.700
Income (Loss) From Operations
Net investment income(1)	$0.084	$0.051	$0.094	$0.087	$0.021	$0.109
Net realized and unrealized gain (loss)	(0.056)	(0.060)	(0.060)	0.048	0.044	0.048
Total income from operations	$0.028	$0.009	$0.034	$0.135	$0.065	$0.157
Less Distributions
From net investment income	$(0.138)	$(0.111)	$(0.154)	$(0.105)	$(0.045)	$(0.127)
Total distributions	$(0.138)	$(0.111)	$(0.154)	$(0.105)	$(0.045)	$(0.127)
Net asset value - End of period	$8.620	$8.600	$8.610	$8.730	$8.720	$8.730
Total Return(3)	0.32%(4)	0.01%(4)	0.40%(4)	1.56%	0.75%	1.82%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$52,148	$14,978	$17,198	$57,177	$17,520	$19,227
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.29%(8)(11)	2.04%(8)(11)	1.04%(8)(11)	1.24%(7)	1.99%(7)	0.99%(7)
Net investment income	1.95%(8)	1.19%(8)	2.19%(8)	0.99%	0.25%	1.26%
Portfolio Turnover of the Fund(10)	17%(4)	17%(4)	17%(4)	13%	13%	13%
28

Financial Highlights (continued)

	Multi-Strategy Absolute Return Fund
	Year ended October 31,
	2016			2015
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$8.540	$8.530	$8.530	$8.690	$8.680	$8.680
Income (Loss) From Operations
Net investment income(1)	$0.064	$0.000(2)	$0.089	$0.110	$0.044	$0.133
Net realized and unrealized gain (loss)	0.204	0.213	0.210	(0.081)	(0.080)	(0.083)
Total income (loss) from operations	$0.268	$0.213	$0.299	$0.029	$(0.036)	$0.050
Less Distributions
From net investment income	$(0.108)	$(0.043)	$(0.129)	$(0.129)	$(0.083)	$(0.143)
Tax return of capital	----	----	----	(0.050)	(0.031)	(0.057)
Total distributions	$(0.108)	$(0.043)	$(0.129)	$(0.179)	$(0.114)	$(0.200)
Net asset value - End of year	$8.700	$8.700	$8.700	$8.540	$8.530	$8.530
Total Return(3)	3.16%	2.50%	3.54%	0.32%	(0.44)%	0.57%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$78,089	$22,790	$21,268	$79,016	$28,442	$40,880
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	1.27%	2.02%	1.01%	1.24%	1.99%	0.99%
Net investment income	0.74%	0.00%(9)	1.03%	1.27%	0.51%	1.53%
Portfolio Turnover of the Fund(10)	44%	44%	44%	42%	42%	42%

29

Financial Highlights (continued)

	Multi-Strategy Absolute Return Fund
	Year ended October 31,
	2014			2013
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$8.770	$8.770	$8.770	$9.090	$9.090	$9.090
Income (Loss) From Operations
Net investment income(1)	$0.178	$0.112	$0.201	$0.164	$0.097	$0.188
Net realized and unrealized loss	(0.052)	(0.062)	(0.062)	(0.274)	(0.275)	(0.275)
Total income (loss) from operations	$0.126	$0.050	$0.139	$(0.110)	$(0.178)	$(0.087)
Less Distributions
From net investment income	$(0.205)	$(0.139)	$(0.228)	$(0.134)	$(0.091)	$(0.149)
Tax return of capital	(0.001)	(0.001)	(0.001)	(0.076)	(0.051)	(0.084)
Total distributions	$(0.206)	$(0.140)	$(0.229)	$(0.210)	$(0.142)	$(0.233)
Net asset value - End of year	$8.690	$8.680	$8.680	$8.770	$8.770	$8.770
Total Return(3)	1.45%	0.58%	1.60%	(1.23)%	(1.97)%	(0.97)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$104,788	$37,384	$67,365	$172,036	$54,181	$277,981
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	1.29%	2.04%	1.05%	1.33%	2.08%	1.08%
Net investment income	2.04%	1.28%	2.30%	1.83%	1.08%	2.10%
Portfolio Turnover of the Fund(10)	68%	68%	68%	20%	20%	20%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if applicable.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.
(7)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, less than 0.005%, less than 0.005%, 0.03% and 0.08% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(8)	Annualized.
(9)	Amount represents less than 0.005%.
(10)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(11)       Includes interest expense of 0.01% of average daily net assets for the six months ended April 30, 2018.

30

STRATEGIC FUND FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund’s financial performance for the periods indicated. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions at net asset value). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, except for the six months ended April 30, 2018, which is unaudited. The report of Deloitte & Touche LLP and the Fund’s financial statements are and included in the Fund’s annual report, which is available on request, and are incorporated by reference into the Statement of Additional Information dated [ ] relating to this Combined Proxy Statement/Prospectus.

	Short Duration Strategic Income Fund
	Six Months Ended April 30,				Year Ended October 31,
	2018 (Unaudited)				2017
	Class A	Class B	Class C	Class I	Class R	Class A	Class B	Class C	Class I	Class R
Net asset value - Beginning of period	$7.470	$7.040	$7.040	$7.460	$7.480	$7.280	$6.870	$6.870	$7.270	$7.290
Income (Loss) From Operations
Net investment income(1)	$0.166	$0.130	$0.130	$0.176	$0.158	$0.295	$0.226	$0.227	$0.316	$0.279
Net realized and unrealized gain (loss)	(0.078)	(0.066)	(0.066)	(0.079)	(0.079)	0.171	0.152	0.151	0.168	0.169
Total income from operations	0.088	0.064	0.064	0.097	0.079	$0.466	$0.378	$0.378	$0.484	$0.448
Less Distributions
From net investment income	$(0.138)	$(0.104)	$(0.104)	$(0.147)	$(0.129)	$(0.276)	$(0.208)	$(0.208)	$(0.294)	$(0.258)
Total distributions	$(0.138)	$(0.104)	$(0.104)	$(0.147)	$(0.129)	$(0.276)	$(0.208)	$(0.208)	$(0.294)	$(0.258)
Net asset value - End of period	$7.420	$7.000	$7.000	$7.410	$7.430	$7.470	$7.040	$7.040	$7.460	$7.480
Total Return(2)	1.32%(8)	1.05%(8)	0.91%(8)	1.44%(8)	1.19%(8)	6.35%	5.56%	5.56%	6.62%	6.08%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$614,148	$9,145	$463,410	$1,202,788	$2,893	$642,805	$14,252	$506,158	$1,112,215	$2,781
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.09%(5)(9)	1.84%(5)(9)	1.84%(5)(9)	0.84%(5)(9)	1.34%(5)(9)	1.09%(5)	1.84%(5)	1.84%(5)	0.84%(5)	1.34%(5)
Net investment income	4.48%(9)	3.71%(9)	3.73%(9)	4.75%(9)	4.25%(9)	3.98%	3.23%	3.24%	4.25%	3.75%
Portfolio Turnover of the Fund(7)	7%(8)	7%(8)	7%(8)	7%(8)	7%(8)	11%	11%	11%	11%	11%

31

Financial Highlights (continued)

	Short Duration Strategic Income Fund
	Year Ended October 31,
	2016					2015
	Class A	Class B	Class C	Class I	Class R	Class A	Class B	Class C	Class I	Class R
Net asset value - Beginning of year	$7.360	$6.940	$6.940	$7.350	$7.370	$7.900	$7.450	$7.460	$7.880	$7.910
Income (Loss) From Operations
Net investment income(1)	$0.284	$0.217	$0.216	$0.302	$0.269	$0.302	$0.234	$0.233	$0.318	$0.282
Net realized and unrealized loss	(0.069)	(0.060)	(0.059)	(0.069)	(0.072)	(0.361)	(0.335)	(0.344)	(0.348)	(0.360)
Total income (loss) from operations	$0.215	$0.157	$0.157	$0.233	$0.197	$(0.059)	$(0.101)	$(0.111)	$(0.030)	$(0.078)
Less Distributions
From net investment income	$(0.269)	$(0.207)	$(0.207)	$(0.285)	$(0.249)	$(0.318)	$(0.246)	$(0.246)	$(0.337)	$(0.299)
From net realized gain	—	—	—	—	—	(0.163)	(0.163)	(0.163)	(0.163)	(0.163)
Tax return of capital	(0.026)	(0.020)	(0.020)	(0.028)	(0.028)	—	—	—	—	—
Total distributions	$(0.295)	$(0.227)	$(0.227)	$(0.313)	$(0.277)	$(0.481)	$(0.409)	$(0.409)	$(0.500)	$(0.462)
Net asset value - End of year	$7.280	$6.870	$6.870	$7.270	$7.290	$7.360	$6.940	$6.940	$7.350	$7.370
Total Return(2)	3.05%	2.21%	2.35%	3.30%	2.79%	(0.81)%	(1.44)%	(1.57)%	(0.44)%	(1.05)%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$878,296	$25,070	$598,798	$706,509	$2,579	$1,257,518	$39,827	$727,676	$1,052,734	$5,457
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.08%(5)	1.83%(5)	1.83%(5)	0.82%(5)	1.33%(5)	1.06%(6)	1.81%(6)	1.81%(6)	0.81%(6)	1.31%(6)
Net investment income	3.94%	3.19%	3.18%	4.19%	3.72%	3.96%	3.23%	3.23%	4.18%	3.70%
Portfolio Turnover of the Fund(7)	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
32

Financial Highlights (continued)

	Short Duration Strategic Income Fund
	Year Ended October 31,
	2014
	Class A	Class B	Class C	Class I	Class R
Net asset value - Beginning of year	$7.860	$7.420	$7.420	$7.850	$7.880
Income (Loss) From Operations
Net investment income(1)	$0.356	$0.280	$0.279	$0.371	$0.334
Net realized and unrealized gain	0.055	0.042	0.053	0.049	0.047
Total income from operations	$0.411	$0.322	$0.332	$0.420	$0.381
Less Distributions
From net investment income	$(0.371)	$(0.292)	$(0.292)	$(0.390)	$(0.351)
Total distributions	$(0.371)	$(0.292)	$(0.292)	$(0.390)	$(0.351)
Net asset value - End of year	$7.900	$7.450	$7.460	$7.880	$7.910
Total Return(2)	5.35%	4.42%	4.56%	5.49%	4.94%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$846,873	$55,844	$584,964	$354,633	$1,513
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(6)	1.17%	1.93%	1.93%	0.90%	1.42%
Net investment income	4.53%	3.76%	3.76%	4.72%	4.24%
Portfolio Turnover of the Fund(7)	53%	53%	53%	53%	53%

33

Financial Highlights (continued)

	Short Duration Strategic Income Fund
	Year Ended October 31,
	2013
	Class A	Class B	Class C	Class I	Class R
Net asset value - Beginning of year	$8.150	$7.690	$7.690	$8.140	$8.160
Income (Loss) From Operations
Net investment income(1)	$0.321	$0.246	$0.245	$0.340	$0.299
Net realized and unrealized loss	(0.232)	(0.217)	(0.216)	(0.231)	(0.220)
Total income from operations	$0.089	$0.029	$0.029	$0.109	$0.079
Less Distributions
From net investment income	$(0.246)	$(0.189)	$(0.189)	$(0.261)	$(0.232)
From net realized gain	(0.024)	(0.024)	(0.024)	(0.024)	(0.024)
Tax return of capital	(0.109)	(0.086)	(0.086)	(0.114)	(0.103)
Total distributions	$(0.379)	$(0.299)	$(0.299)	$(0.399)	$(0.359)
Net asset value - End of year	$7.860	$7.420	$7.420	$7.850	$7.880
Total Return(2)	1.07%	0.35%	0.35%	1.33%	0.95%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$1,114,267	$77,536	$724,705	$395,581	$1,387
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(6)	1.16%	1.91%	1.91%	0.91%	1.41%
Net investment income	3.97%	3.21%	3.21%	4.20%	3.68%
Portfolio Turnover of the Fund(7)	24%	24%	24%	24%	24%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if applicable.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.
(5)	Includes interest expense of 0.02%, 0.01% and 0.03% of average daily net assets for the six months ended April 30, 2018 and the years ended October 31, 2017 and 2016, respectively.
(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.04% and 0.10% for the years ended October 31, 2015, 2014 and 2013, respectively.
(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(8)       Not Annualized.

(9)       Annualized.

34

EXPERTS

The financial statements incorporated in the Statement of Additional Information dated [ ] relating to this Combined Proxy Statement/Prospectus by reference from MSAR Fund and Strategic Fund’s Annual Reports for their respective fiscal years ended October 31, 2017, on Form N-CSR have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated by reference into the Statement of Additional Information dated [ ] relating to this Combined Proxy Statement/Prospectus, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

35

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [__] day of [____________], 2018, by and among Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, on behalf of its series Eaton Vance Multi-Strategy Absolute Return Fund (“MSAR Fund”), and the Trust, on behalf of its series Eaton Vance Short Duration Strategic Income Fund (“Strategic Fund” and, collectively with MSAR Fund, the “Funds”).

WITNESSETH

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company authorized to issue an unlimited number of shares of beneficial interest without par value in one or more series (such as MSAR Fund and Strategic Fund), and the Trustees of the Trust have divided the shares of MSAR Fund into Class A, Class C and Class I shares (“MSAR Fund Shares”) and have divided the shares of Strategic Fund into Class A, Class B, Class C, Class I and Class R shares (“Strategic Fund Shares”);

WHEREAS, the Trust desires to provide for the reorganization of MSAR Fund through the acquisition by Strategic Fund of substantially all of the assets of MSAR Fund in exchange for the assumption of substantially all Assumed Liabilities (as defined below) by Strategic Fund and a number of full and fractional Class A, Class C, and Class I Strategic Fund Shares having an aggregate net asset value equal to the value of the assets so transferred by MSAR Fund, less the Assumed Liabilities (such shares, the “Strategic Fund Merger Shares”)in the manner set forth herein;

WHEREAS, it is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and that this Agreement shall constitute a “plan of reorganization” for purposes of the Code;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.       Definitions

1.1	The term “1933 Act” shall mean the Securities Act of 1933, as amended.

1.2	The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

1.3	The term “Agreement” shall mean this Agreement and Plan of Reorganization.

1.4	The term “Assumed Liabilities” shall mean all liabilities, expenses, costs, charges and receivables of MSAR Fund as of the Close of Trading on the New York Stock Exchange on the Valuation Date.

1.5	The term “Business Day” shall mean any day that the New York Stock Exchange is open.

1.6	The term “By-Laws” shall mean the Amended and Restated By-Laws of Eaton Vance Mutual Funds Trust, dated as of April 23, 2012, as subsequently amended, supplemented, amended and restated or otherwise revised from time to time.

1.7	The term “Close of Trading on the NYSE” shall mean the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

1.8	The term “Closing” shall mean the closing of the transaction contemplated by this Agreement.

1.9	The term “Closing Date” shall mean [October 19], 2018, provided all necessary approvals have been received, or such other date as may be agreed by the parties on which the Closing is to take place.

1.10	The term “Commission” shall mean the Securities and Exchange Commission.

1.11	The term “Custodian” shall mean State Street Bank and Trust Company.
A-1

1.12	The term “Declaration of Trust” shall mean the Amended and Restated Declaration of Trust of Eaton Vance Mutual Funds Trust, dated as of April 26, 2016, as subsequently amended, supplemented, amended and restated or otherwise revised from time to time.

1.13 The term “Delivery Date” shall mean the date contemplated by Section 3.3 of this Agreement.

1.14	The term “MSAR Fund N-1A” shall mean the registration statement, as amended, on Form N-1A of the Trust with respect to MSAR Fund in effect on the date hereof or on the Closing Date, as the context may require.

1.15	The term “NYSE” shall mean the New York Stock Exchange.

1.16	The term “Proxy Statement” shall mean the Proxy Statement/Prospectus furnished to the MSAR Fund shareholders in connection with this transaction.

1.17	The term “Securities List” shall mean the list of those securities and other assets owned by the Trust, on behalf of MSAR Fund, on the Delivery Date.

1.18	The term “Strategic Fund N-1A” shall mean the registration statement, as amended, on Form N-1A of the Trust with respect to Strategic Fund in effect on the date hereof or on the Closing Date, as the context may require.

1.19	The term “Trust N-14” shall mean the Trust’s registration statement on Form N-14, including a Proxy Statement/Prospectus as may be amended, that describes the transactions contemplated by this Agreement and registers the Strategic Fund Merger Shares to be issued in connection with this transaction.

1.20	The term “Valuation Date” shall mean the day of the Closing Date.

2.       Transfer and Exchange of Assets

2.1	Reorganization of MSAR Fund. At the Closing, subject to the requisite approval of MSAR Fund’s shareholders and the terms and conditions set forth herein, the Trust shall transfer substantially all of the assets of MSAR Fund and assign substantially all Assumed Liabilities to Strategic Fund, and Strategic Fund shall acquire such assets and shall assume such Assumed Liabilities upon delivery by Strategic Fund to MSAR Fund on the Closing Date of Strategic Fund Merger Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets so transferred, assigned and delivered, less such Assumed Liabilities, all determined and adjusted as provided in Section 2.2. Upon delivery of the assets, Strategic Fund will receive good and marketable title thereto free and clear of all liens.

2.2	Computation of Net Asset Value. The net asset value per share of the Strategic Fund Merger Shares and the net value of the assets of MSAR Fund subject to this Agreement shall, in each case, be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date and deduction for any expenses of the reorganization contemplated hereby to be paid by MSAR Fund. The net asset value of the Strategic Fund Merger Shares shall be computed in the manner set forth in the Strategic Fund N-1A. In determining the value of the assets transferred by MSAR Fund to Strategic Fund, such assets shall be priced in accordance with the policies and procedures described in the Strategic Fund N-1A.
A-2

3.	Closing Date, Valuation Date and Delivery

3.1	Closing Date. The Closing shall be at the offices of Eaton Vance Management, Two International Place, Boston, MA 02110 immediately after the close of business on the Closing Date. All acts taking place at Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed in writing by the parties.

3.2	Valuation Date. Pursuant to Section 2.2, the net value of the assets of MSAR Fund and the net asset value per share of Strategic Fund shall be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The stock transfer books of the Trust with respect to MSAR Fund will be permanently closed, and sales of MSAR Shares shall be suspended, as of the close of business of the Trust on the Valuation Date. Redemption requests thereafter received by the Trust with respect to MSAR Fund shall be deemed to be redemption requests for Strategic Fund Shares to be distributed to shareholders of MSAR Fund under this Agreement provided that the transactions contemplated by this Agreement are consummated.

In the event that trading on the NYSE or on another exchange or market on which securities held by the MSAR Fund are traded shall be disrupted on the Valuation Date so that, in the judgment of the Trust, accurate appraisal of the net assets of MSAR Fund to be transferred hereunder or the assets of Strategic Fund is impracticable, the Valuation Date shall be postponed until the first Business Day after the day on which trading on such exchange or in such market shall, in the judgment of the Trust, have been resumed without disruption. In such event, the Closing Date shall also be postponed.

3.3	Delivery of Assets. After the close of business on the Valuation Date, the Trust shall issue instructions providing for the delivery of all of its assets held on behalf of MSAR Fund to the Custodian to be held for the account of Strategic Fund, effective as of the Closing. Strategic Fund may inspect such assets at the offices of the Custodian prior to the Valuation Date.

4.	MSAR Fund Distributions and Termination

4.1	As soon as reasonably practicable after the Closing Date, the Trust shall pay or make provisions for the payment of all of the debts and taxes of MSAR Fund and distribute all remaining assets, if any, to shareholders of MSAR Fund, and MSAR Fund shall thereafter be terminated under Massachusetts law.

At, or as soon as may be practicable following the Closing Date, the Trust, on behalf of MSAR Fund, shall distribute the Strategic Fund Merger Shares it received from Strategic Fund to the shareholders of MSAR Fund and shall instruct Strategic Fund as to the amount of the pro rata interest of each of MSAR Fund’s shareholders as of the close of business on the Valuation Date (such shareholders to be certified as such by the transfer agent for the Trust), to be registered on the books of Strategic Fund, in full and fractional Strategic Fund Shares, in the name of each such shareholder, and Strategic Fund agrees promptly to transfer the Strategic Fund Merger Shares then credited to the account of MSAR Fund on the books of Strategic Fund to open accounts on the share records of Strategic Fund in the names of MSAR Fund shareholders in accordance with said instruction. Each MSAR Fund shareholder shall receive shares of the corresponding class of Strategic Fund to the class of MSAR Fund held by such shareholder. All issued and outstanding MSAR Fund Shares shall thereupon be canceled on the books of the Trust. Strategic Fund shall have no obligation to inquire as to the correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct.

5.       MSAR Fund Securities

On the Delivery Date, the Trust, on behalf of MSAR Fund, shall deliver the Securities List and tax records. Such records shall be made available to Strategic Fund prior to the Closing Date for inspection by the Treasurer (or his or her designee). Notwithstanding the foregoing, it is expressly understood that MSAR Fund may hereafter until the close of business on the Valuation Date sell any securities and other assets owned by it in the ordinary course of its business as a series of an open-end, management investment company.

A-3

6.       Liabilities and Expenses

Strategic Fund shall acquire substantially all Assumed Liabilities of MSAR Fund, whether known or unknown, or contingent or determined. The Trust will discharge all known liabilities of MSAR Fund, so far as may be possible, prior to the Closing Date. MSAR Fund shall bear and pay directly any and all costs and expenses incurred in connection with carrying out this Agreement, including but not limited to legal, printing, mailing, and solicitation costs.

Notwithstanding the foregoing, Strategic Fund shall bear and pay any brokerage commissions, dealer mark-ups and similar expenses incurred by it in connection with the purchase or sale of portfolio securities in anticipation of, or after the consummation of, the transactions contemplated by this Agreement. Costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

7.	Trust Representations and Warranties

The Trust, on behalf of each of MSAR Fund and Strategic Fund, hereby represents, warrants and agrees as follows with respect to each such Fund individually:

7.1	Legal Existence. The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts. MSAR Fund and Strategic Fund are validly existing series of the Trust. The Trust is authorized to issue an unlimited number of shares of beneficial interest of each of MSAR Fund and Strategic Fund.

7.2	Registration under 1940 Act. The Trust is duly registered as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

7.3	Financial Statements. The statement of assets and liabilities and the schedule of portfolio investments and the related statements of operations and changes in net assets of each of MSAR Fund and Strategic Fund, each dated [April 30, 2018], fairly present the financial condition of MSAR Fund and Strategic Fund, respectively, as of said date in conformity with generally accepted accounting principles.

7.4	No Contingent Liabilities. There are no known contingent liabilities of either MSAR Fund or Strategic Fund not disclosed and there are no legal, administrative or other proceedings pending, or to the knowledge of the Trust threatened, against either MSAR Fund or Strategic Fund, or any person whom either such Fund may be obligated to indemnify in connection with such legal, administrative or other proceeding, which would materially affect its financial condition.

7.5	Requisite Approvals. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been authorized by the Board of Trustees of the Trust, on behalf of each Fund, by vote taken at a meeting of such Board duly called and held on [June 13, 2018]. The Trust, on behalf of MSAR Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the requirement shareholder approval of the reorganization contemplated hereby. No approval of the shareholders of Strategic Fund is required in connection with this Agreement or the transaction contemplated hereby. The Agreement has been executed and delivered by a duly authorized officer of the Trust and is a valid and legally binding obligation of each of MSAR Fund and Strategic Fund enforceable in accordance with its terms.

7.6	No Material Violations. The Trust is not, and the execution, delivery and performance of this Agreement will not result, in material violation of any provision of the Declaration of Trust or By-Laws of the Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound.

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7.7	Taxes and Related Filings. Except where failure to do so would not have a material adverse effect on either MSAR Fund or Strategic Fund, each of MSAR Fund and Strategic Fund has timely filed or will file or obtain valid extensions of filing dates for all required federal, state and local tax returns and reports for all taxable years through and including its current taxable year and no such filings are currently being audited or contested by the Internal Revenue Service or state or local taxing authority and all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable pursuant to such returns have been paid or will be paid, so far as due. Each of MSAR Fund and Strategic Fund has elected to be treated as a “regulated investment company” for federal tax purposes, has qualified as such for each taxable year of its operations and will qualify as such as of the Closing Date.

7.8	Good and Marketable Title. On the Closing Date, MSAR Fund will have good and marketable title to its assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to Strategic Fund. Upon delivery of such assets, Strategic Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, except as to adverse claims under Article 8 of the Uniform Commercial Code of which Strategic Fund has notice and necessary documentation at or prior to the time of delivery.

7.9	Strategic Fund N-1A Not Misleading. The Strategic Fund N-1A conforms on the date of the Agreement, and will conform on the date of the Proxy Statement and the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

7.10	Proxy Statement. The Proxy Statement delivered to the MSAR Fund shareholders in connection with this transaction (both at the time of delivery to such shareholders in connection with the meeting of shareholders and at all times subsequent thereto and including the Closing Date) in all material respects, conforms to the applicable requirements of the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated thereon or necessary to make statements therein, in light of the circumstances under which they were made, not materially misleading.

7.11	Books and Records. Each of MSAR Fund and Strategic Fund has maintained all records required under Section 31 of the 1940 Act and rules thereunder.

8.	Conditions Precedent to Closing

The obligations of the parties hereto shall be conditioned on the following:

8.1	Representations and Warranties. The representations and warranties of the parties made herein will be true and correct as of the date of this Agreement and on the Closing Date.

8.2	Shareholder Approval. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of MSAR Fund Shares in accordance with the 1940 Act and the Declaration of Trust and By-Laws, each as amended, of the Trust.

8.3	Pending or Threatened Proceedings. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4	Registration Statement. The Trust N-14 shall have become effective under the 1933 Act; no stop orders suspending the effectiveness of such Trust N-14 shall have been issued; and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The Proxy Statement shall have been delivered to each shareholder of record of the MSAR Fund as of [July 19, 2018] in accordance with the provisions of the 1934 Act and the rules thereunder.
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8.5	Declaration of Dividend. The Trust shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to MSAR Fund shareholders all of (a) MSAR Fund’s investment company taxable income (as defined in Section 852 of the Code) (computed without regard to any deduction for dividends paid) (b) its net capital gain, (after reduction for any capital loss carryforward) and (c) the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, in each case, for the taxable period of MSAR Fund ending on the Closing Date.

8.6	State Securities Laws. The parties shall have received all permits and other authorizations necessary, if any, under state securities laws to consummate the transactions contemplated herein.

8.7	Performance of Covenants. Each party shall have performed and complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by each such party prior to or at the Valuation Date and the Closing Date.

8.8	Due Diligence. Strategic Fund shall have had reasonable opportunity to have its officers and agents review the records of MSAR Fund.

8.9	No Material Adverse Change. From the date of this Agreement, through the Closing Date, there shall not have been:

•	any change in the business, results of operations, assets or financial condition or the manner of conducting the business of MSAR Fund or Strategic Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course and changes in the net asset value per share) which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements;

•	any loss (whether or not covered by insurance) suffered by MSAR Fund or Strategic Fund materially and adversely affecting such Fund, other than depreciation of securities;

•	issued by the Trust to any person any option to purchase or other right to acquire shares of any class of MSAR Fund or Strategic Fund Shares (other than in the ordinary course of the Trust’s business as an open-end management investment company);

•	any indebtedness incurred by MSAR Fund or Strategic Fund for borrowed money or any commitment to borrow money entered into by MSAR Fund or Strategic Fund except as permitted in the MSAR Fund N-1A or Strategic Fund N-1A and disclosed in financial statements required to be provided under this Agreement;

•	any amendment to the Declaration of Trust or By-Laws of the Trust that will adversely affect the ability of the Trust to comply with the terms of this Agreement; or

•	any grant or imposition of any lien, claim, charge or encumbrance upon any asset of MSAR Fund except as provided in the MSAR Fund N-1A so long as it will not prevent the Trust from complying with Section 7.8.

8.10	Lawful Sale of Shares. On the Closing Date, Strategic Fund Merger Shares to be issued pursuant to Section 2.1 of this Agreement will be duly authorized, duly and validly issued and outstanding, and fully paid and non-assessable by the Trust, and conform in all substantial respects to the description thereof contained in the Trust N-14 and Proxy Statement furnished to the MSAR Fund shareholders, and the Strategic Fund Merger Shares to be issued pursuant to paragraph 2.1 of this Agreement will be duly registered under the 1933 Act by the Trust N-14 and will be offered and sold in compliance with all applicable federal and state securities laws.

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8.11	Tax Opinion. That MSAR Fund and Strategic Fund shall have obtained an opinion of counsel, dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to each Fund, and based upon such representations of the parties as reasonably requested and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the reorganization set forth in this Agreement will qualify as a reorganization as described in Section 368(a) of the Code.

8.12	Documentation and Other Actions. The Trust shall have executed such documents and shall have taken such other actions, if any, as reasonably requested to fully effectuate the transactions contemplated hereby.

9.	Addresses

All notices required or permitted to be given under this Agreement shall be given in writing to Eaton Vance Mutual Funds Trust, Two International Place, Boston, MA 02110 (Attention: Chief Legal Officer), or at such other place as shall be specified in written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first-class mail, postage prepaid.

10.	Termination

This Agreement may be terminated by either party upon the giving of written notice to the other if any of the representations, warranties or conditions specified in Sections 7 or 8 hereof have not been performed or do not exist on or before [October 31, 2018]. In the event of termination of this Agreement pursuant to this provision, neither party (nor its officers, Trustees or shareholders) shall have any liability to the other.

11.       Miscellaneous

This Agreement shall be governed by, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts. The Trust represents that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. The Trust represents that this Agreement constitutes the entire agreement between the Funds as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Whenever used herein, the use of any gender shall include all genders. In the event that any provision of this Agreement is unenforceable at law or in equity, the remainder of the Agreement shall remain in full force and effect.

12.	Amendments

At any time prior to or after approval of this Agreement by MSAR Fund shareholders (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement, and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing); provided, however, that following shareholder approval, no such amendment may have the effect of changing the provisions for determining the number of Strategic Fund Merger Shares to be received by MSAR Fund shareholders under this Agreement to the detriment of such shareholders without their further approval. The failure of a party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

13.	Massachusetts Business Trust

References in this Agreement to the Trust mean and refer to the Trustees from time to time serving under its Declaration of Trust on file with the Secretary of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which it conducts its business. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust as provided in said Declaration of

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Trust. The execution and delivery of this Agreement has been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of the Trust as provided in such Declaration of Trust. No series of the Trust shall be liable for the obligations of any other series.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by their officers thereunto duly authorized, as of the day and year first above written.

EATON VANCE MUTUAL FUNDS TRUST, on behalf of Eaton Vance Multi-Strategy Absolute Return Fund

ATTEST:

By:

EATON VANCE MUTUAL FUNDS TRUST, on behalf of Eaton Vance Short Duration Strategic Income Fund

ATTEST:

By:

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APPENDIX B

OUTSTANDING SHARES AND CERTAIN HOLDERS

As of July 19, 2018, the number of MSAR Fund Class A, Class C and Class I shares outstanding were [ ], [ ], [ ], and [ ] respectively, and the number of Strategic Fund Class A, Class B, Class C, Class I and Class R shares outstanding were [ ], [ ], [ ], [ ], and [ ], respectively.

As of July 19, 2018, the following person(s) held the share percentage of MSAR Fund indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Share Class	Shareholder Account Registration	Percentage of Fund Shares Held (current)

As of July 19, 2018, the following person(s) held the share percentage of Strategic Fund indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Share Class	Shareholder Account Registration	Percentage of Fund Shares Held (current)

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Assuming the Reorganization was consummated on July 19, 2018, such persons would hold the following share percentages in the Combined Fund:

Share Class	Shareholder Account Registration	Percentage of Fund Shares Held (current)

Beneficial owners of 25% or more of a Class of the Fund are presumed to be in control of that Class for purposes of voting on certain matters submitted to shareholders.

As of July 19, 2018, to the knowledge of each Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of MSAR Fund or Strategic Fund. As of the same date, the Trustees and officers of the Trust owned approximately [ ]% of the outstanding shares of Class [ ] of MSAR Fund, and approximately [ ]% of the outstanding shares of Class [ ] of Strategic Fund.

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EATON VANCE MUTUAL FUNDS TRUST
Eaton Vance Short Duration Strategic Income Fund

Two International Place

Boston, Massachusetts 02110

STATEMENT OF ADDITIONAL INFORMATION
DATED [ ], 2018

This Statement of Additional Information (“SAI”) relates specifically to the reorganization of Eaton Vance Multi-Strategy Absolute Return Fund (“MSAR Fund”), a series of Eaton Vance Mutual Funds Trust (the “Trust”), into Eaton Vance Short Duration Strategic Income Fund (“Strategic Fund” and, together with MSAR Fund, each a “Fund” and collectively, the “Funds”), a series of the Trust, whereby MSAR Fund will transfer substantially all of its assets to Strategic Fund, and shareholders in MSAR Fund will receive corresponding Class A, Class C and Class I shares of Strategic Fund, in exchange for MSAR Fund’s shares, respectively. This SAI consists of the information set forth herein and the following documents, each of which is incorporated herein by reference:

(1)	The Statement of Additional Information of MSAR Fund dated March 1, 2018, as supplemented, previously filed on EDGAR, Accession No. 0000940394-18-000338;

(2)	The Statement of Additional Information of Strategic Fund dated March 1, 2018, previously filed on EDGAR, Accession No. 0000940394-18-000338;

(3)	The financial statements of MSAR Fund included in (a) the Semi-Annual Report to Shareholders for the six-months ended April 30, 2018, previously filed on EDGAR, Accession No. [ ] and (b) the Annual Report to Shareholders of MSAR Fund for the fiscal year ended October 31, 2017, previously filed on EDGAR, Accession No. 0001193125-17-380189; and

(4)	The financial statements of Strategic Fund included in (a) the Semi-Annual Report to Shareholders for the six-months ended April 30, 2018, previously filed on EDGAR, Accession No. [ ] and (b) the Annual Report to Shareholders of Strategic Fund for the fiscal year ended October 31, 2017, previously filed on EDGAR, Accession No. 0001193125-17-380189.

This SAI is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated [ ], 2018 relating to the above-referenced matter. A copy of the Proxy Statement/Prospectus may be obtained by calling Eaton Vance Distributors, Inc. at 1-800-262-1122.

PRO FORMA FINANCIAL INFORMATION

In accordance with the instructions to the Form N-14 proxy statement and prospectus, pro forma financial information for MSAR Fund and Strategic Fund after giving effect to the proposed Reorganization is not required to be included in this SAI because the net assets of MSAR Fund as of June [ ], 2018, within 30 days prior to date of filing of the proxy statement and prospectus for the proposed Reorganization, are less than 10 percent of the net assets of Strategic Fund.

PART C

OTHER INFORMATION

Item 15.	Indemnification

Article IV of the Registrant’s Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote. Article XI of the By-Laws contains indemnification provisions.

The Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 16.	Exhibits

(1)		Amended and Restated Declaration of Trust of Eaton Vance Mutual Funds Trust dated April 26, 2016 filed as Exhibit (a) to Post-Effective Amendment No. 261 filed April 28, 2016 (Accession No. 0000940394-16-002422) and incorporated herein by reference.
(2)		Amended and Restated By-Laws of Eaton Vance Mutual Funds Trust adopted April 23, 2012 filed as Exhibit (b) to Post-Effective Amendment No. 193 filed October 5, 2012 (Accession No. 0000940394-12-001018) and incorporated herein by reference.
(3)		Voting Trust Agreement – not applicable.
(4)		Form of Agreement and Plan of Reorganization by and among Eaton Vance Mutual Funds Trust, on behalf of its series Short Duration Strategic Income Fund and Eaton Vance Mutual Funds Trust, on behalf of its series Eaton Vance Multi-Strategy Absolute Return Fund – filed as Appendix A to the Proxy Statement/Prospectus.
(5)		Shareholders rights are set forth in the Registrant’s Amended and Restated Declaration of Trust and By-Laws referenced in Items 16(1) and 16(2) above.
(6)	(1)	Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-Managed Emerging Growth Fund (now Eaton Vance Tax-Managed Small-Cap Fund) dated September 16, 1997 filed as Exhibit (5)(c) to Post-Effective Amendment No. 37 filed October 17, 1997 (Accession No. 0000950156-97-000870) and incorporated herein by reference.
	(2)	Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Municipal Bond Fund (now Eaton Vance AMT-Free Municipal Income Fund) dated October 17, 1997 filed as Exhibit (5)(d) to Post-Effective Amendment No. 37 filed October 17, 1997 (Accession No. 0000950156-97-000870) and incorporated herein by reference.
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(3)		Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Equity Research Fund (formerly Eaton Vance Large-Cap Core Research Fund now Eaton Vance Stock Fund) dated August 13, 2001 filed as Exhibit (d)(7) to Post-Effective Amendment No. 78 filed August 17, 2001 (Accession No. 0000940394-01-500394) and incorporated herein by reference.
(4)	(a)	Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-Managed Equity Asset Allocation Fund dated December 10, 2001 filed as Exhibit (d)(6) to Post-Effective Amendment No. 80 filed December 14, 2001 (Accession No. 0000940394-01-500553) and incorporated herein by reference.
	(b)	Fee Reduction Agreement between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Tax-Managed Equity Asset Allocation Fund and Eaton Vance Management dated May 1, 2011 filed as Exhibit (d)(34) to Post-Effective Amendment No. 183 filed December 28, 2011 (Accession No. 0000940394-11-001507) and incorporated herein by reference.
(5)	(a)	Investment Advisory and Administrative Agreement with Eaton Vance Management for Eaton Vance Low Duration Fund (now Eaton Vance Short Duration Government Income Fund) dated June 18, 2002 filed as Exhibit (d)(7) to Post-Effective Amendment No. 83 filed June 26, 2002 (Accession No. 0000940394-02-000406) and incorporated herein by reference.
	(b)	Fee Waiver Agreement between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Low Duration Fund (now Eaton Vance Short Duration Government Income Fund) and Eaton Vance Management filed as Exhibit (d)(7)(b) to Post-Effective Amendment No. 95 filed April 28, 2004 (Accession No. 0000940394-04-000438) and incorporated herein by reference.
	(c)	Amendment to Fee Waiver Agreement on behalf of Eaton Vance Low Duration Fund (now Eaton Vance Short Duration Government Income Fund) dated June 14, 2004 filed as Exhibit (7)(c) to Post-Effective Amendment No. 103 filed March 1, 2005 (Accession No. 0000940394-05-000195) and incorporated herein by reference.
(6)		Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-Managed Dividend Income Fund (now Eaton Vance Tax-Managed Global Dividend Income Fund) dated February 10, 2003 filed as Exhibit (d)(8) to Post-Effective Amendment No. 85 filed February 26, 2003 (Accession No. 0000940394-03-0000085) and incorporated herein by reference.
(7)		Investment Sub-Advisory Agreement between Eaton Vance Management and Eaton Vance Advisers International Ltd. for Eaton Vance Tax-Managed Global Dividend Income Fund dated November 1, 2017 filed as Exhibit (d)(7) to Post-Effective Amendment No. 291 filed January 25, 2018 (Accession No. 0000940394-18-000064) and incorporated herein by reference.
(8)		Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Diversified Income Fund (now Eaton Vance Multi-Strategy Absolute Return Fund) dated November 15, 2004 filed as Exhibit (d)(10) to Post-Effective Amendment No. 98 filed December 6, 2004 (Accession No. 0000940394-04-001127) and incorporated herein by reference.
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(9)	(a)	Investment Advisory Agreement dated August 21, 2012 between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Global Dividend Income Fund (now Eaton Vance Global Income Builder Fund), and Boston Management and Research filed as Exhibit (d)(8) to Post-Effective Amendment No. 202 filed April 25, 2013 (Accession No. 0000940394-13-000583) and incorporated herein by reference.
	(b)	Fee Reduction Agreement dated March 24, 2016 between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Global Income Builder Fund and Boston Management and Research filed as Exhibit (d)(9)(b) to Post-Effective Amendment No. 279 filed February 27, 2017 (Accession No. 0000940394-17-000342) and incorporated herein by reference.
(10)		Investment Sub-Advisory Agreement between Boston Management and Research and Eaton Vance Advisers International Ltd. for Eaton Vance Global Dividend Income Fund (now Global Income Builder Fund) dated November 1, 2017 filed as Exhibit (d)(10) to Post-Effective Amendment No. 291 filed January 25, 2018 (Accession No. 0000940394-18-000064) and incorporated herein by reference.
(11)	(a)	Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Structured Emerging Markets Fund (now Parametric Emerging Markets Fund) dated March 27, 2006 filed as Exhibit (d)(12) to Post-Effective Amendment No. 115 filed April 13, 2006 (Accession No. 0000940394-06-000369) and incorporated herein by reference.
	(b)	Fee Reduction Agreement dated April 27, 2015 between Eaton Vance Mutual Funds Trust on behalf of Parametric Emerging Markets Fund and Eaton Vance Management filed as Exhibit (d)(9)(b) to Post-Effective Amendment No. 242 filed May 28, 2015 (Accession No. 0000940394-15-000722) and incorporated herein by reference.
(12)	(a)	Investment Sub-Advisory Agreement between Eaton Vance Management and Parametric Portfolio Associates for Eaton Vance Structured Emerging Markets Fund (now Parametric Emerging Markets Fund) dated March 27, 2006 filed as Exhibit (d)(13) to Post-Effective Amendment No. 122 filed February 27, 2007 (Accession No. 0000940394-07-000176) and incorporated herein by reference.
	(b)	Fee Reduction Agreement effective May 1, 2015 between Eaton Vance Management and Parametric Portfolio Associates LLC on behalf of Parametric Emerging Markets Fund filed as Exhibit (d)(10)(b) to Post-Effective Amendment No. 242 filed May 28, 2015 (Accession No. 0000940394-15-000722) and incorporated herein by reference.
(13)		Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Emerging Markets Income Fund (now Eaton Vance Emerging Markets Local Income Fund) dated March 12, 2007 filed as Exhibit (d)(14) to Post-Effective Amendment No. 134 filed March 13, 2008 (Accession No. 0000940394-08-000450) and incorporated herein by reference.
(14)		Investment Advisory Agreement with Eaton Vance Management for Eaton Vance International Income Fund (now Eaton Vance Diversified Currency Income Fund) dated March 12, 2007 filed as Exhibit (d)(15) to Post-Effective Amendment No. 134 filed March 13, 2008 (Accession No. 0000940394-08-000450) and incorporated herein by reference.
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(15)		Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Global Macro Fund (now Eaton Vance Global Macro Absolute Return Fund) dated March 12, 2007 filed as Exhibit (d)(16) to Post-Effective Amendment No. 134 filed March 13, 2008 (Accession No. 0000940394-08-000450) and incorporated herein by reference.
(16)		Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Strategic Income Fund (now Eaton Vance Short Duration Strategic Income Fund) dated June 22, 2007 filed as Exhibit (d)(17) to Post-Effective Amendment No. 132 filed December 28, 2007 (Accession No. 0000940394-07-002172) and incorporated herein by reference.
(17)	(a)	Investment Advisory and Administrative Agreement dated March 30, 2010 with Eaton Vance Management for Eaton Vance Structured International Equity Fund (now Parametric International Equity Fund) filed as Exhibit (d)(19) to Post-Effective Amendment No. 155 filed March 31, 2010 (Accession No. 0000940394-10-000341) and incorporated herein by reference.
	(b)	Fee Reduction Agreement dated June 1, 2012 between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Parametric Structured International Equity Fund (now Parametric International Equity Fund) and Eaton Vance Management filed as Exhibit (d)(17)(b) to Post-Effective Amendment No. 193 filed October 5, 2012 (Accession No. 0000940394-12-001018) and incorporated herein by reference.
	(c)	Fee Reduction Agreement dated August 10, 2015 between Eaton Vance Mutual Funds Trust on behalf of Parametric International Equity Fund and Eaton Vance Management filed as Exhibit (d)(15)(c) to Post-Effective Amendment No. 250 filed September 10, 2015 (Accession No. 0000940394-15-001116) and incorporated herein by reference.
	(d)	Fee Reduction Agreement dated November 1, 2016 between Eaton Vance Mutual Funds Trust on behalf of Parametric International Equity Fund and Eaton Vance Management filed as Exhibit (d)(17)(d) to Post-Effective Amendment No. 270 filed November 18, 2016 (Accession No. 0000940394-16-003231) and incorporated herein by reference.
(18)	(a)	Investment Sub-Advisory Agreement dated March 30, 2010 between Eaton Vance Management and Parametric Portfolio Associates for Eaton Vance Structured International Equity Fund (now Parametric International Equity Fund) filed as Exhibit (d)(20) to Post-Effective Amendment No. 155 filed March 31, 2010 (Accession No. 0000940394-10-000341) and incorporated herein by reference.
	(b)	Fee Reduction Agreement dated June 1, 2012 between Eaton Vance Management and Parametric Portfolio Associates LLC on behalf of Eaton Vance Parametric Structured International Equity Fund (now Parametric International Equity Fund) filed as Exhibit (d)(18)(b) to Post-Effective Amendment No. 193 filed October 5, 2012 (Accession No. 0000940394-12-001018) and incorporated herein by reference.
	(c)	Fee Reduction Agreement dated August 10, 2015 between Eaton Vance Management and Parametric Portfolio Associates LLC on behalf of Parametric International Equity Fund filed as Exhibit (d)(16)(c) to Post-Effective Amendment No. 250 filed September 10, 2015 (Accession No. 0000940394-15-001116) and incorporated herein by reference.
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	(d)	Fee Reduction Agreement dated November 1, 2016 between Eaton Vance Management and Parametric Portfolio Associates LLC on behalf of Parametric International Equity Fund filed as Exhibit (d)(18)(d) to Post-Effective Amendment No. 270 filed November 18, 2016 (Accession No. 0000940394-16-003231) and incorporated herein by reference.
(19)		Investment Advisory and Administrative Agreement dated August 9, 2010 with Eaton Vance Management for Eaton Vance Global Macro Absolute Return Advantage Fund filed as Exhibit (d)(22) to Post-Effective Amendment No. 161 filed August 25, 2010 (Accession No. 0000940394-10-000859) and incorporated herein by reference.
(20)	(a)	Investment Advisory Agreement dated February 7, 2011 with Boston Management and Research for Eaton Vance Build America Bond Fund (now Eaton Vance Core Plus Bond Fund) filed as Exhibit (d)(22) to Post-Effective Amendment No. 163 filed February 24, 2011 (Accession No. 0000940394-11-000187) and incorporated herein by reference.
	(b)	Fee Reduction Agreement dated March 16, 2015 between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Build America Bond Fund (now Eaton Vance Core Plus Bond Fund) and Eaton Vance Management filed as Exhibit (d)(19)(b) to Post-Effective Amendment No. 242 filed May 28, 2015 (Accession No. 0000940394-15-000722) and incorporated herein by reference.
(21)	(a)	Investment Advisory and Administrative Agreement between Eaton Vance Mutual Funds Trust, on behalf of Parametric Structured Commodity Strategy Fund (now Parametric Commodity Strategy Fund), and Eaton Vance Management dated May 25, 2011 filed as Exhibit (d)(23) to Post-Effective Amendment No. 170 filed May 25, 2011 (Accession No. 0000940394-11-000607) and incorporated herein by reference.
	(b)	Fee Reduction Agreement dated November 1, 2016 between Eaton Vance Mutual Funds Trust on behalf of Parametric Commodity Strategy Fund and Eaton Vance Management filed as Exhibit (d)(21)(b) to Post-Effective Amendment No. 270 filed November 18, 2016 (Accession No. 0000940394-16-003231) and incorporated herein by reference.
(22)	(a)	Investment Sub-Advisory Agreement between Eaton Vance Management and Parametric Portfolio Associates LLC for Parametric Structured Commodity Strategy Fund (now Parametric Commodity Strategy Fund) dated May 25, 2011 filed as Exhibit (d)(24) to Post-Effective Amendment No. 170 filed May 25, 2011 (Accession No. 0000940394-11-000607) and incorporated herein by reference.
	(b)	Fee Reduction Agreement dated November 1, 2016 between Eaton Vance Management and Parametric Portfolio Associates LLC on behalf of Parametric Commodity Strategy Fund filed as Exhibit (d)(22)(b) to Post-Effective Amendment No. 270 filed November 18, 2016 (Accession No. 0000940394-16-003231) and incorporated herein by reference.
(23)	(a)	Investment Advisory and Administrative Agreement dated October 31, 2011 with Eaton Vance Management for Eaton Vance Multi-Strategy All Market Fund filed as Exhibit (d)(27) to Post-Effective Amendment No. 182 filed December 1, 2011 (Accession No. 0000940394-11-001361) and incorporated herein by reference.
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	(b)	Fee Reduction Agreement dated February 6, 2012 between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Multi-Strategy All Market Fund and Eaton Vance Management filed as Exhibit (d)(26)(b) to Post-Effective Amendment No. 193 filed October 5, 2012 (Accession No. 0000940394-12-001018) and incorporated herein by reference.
(24)		Investment Advisory and Administrative Agreement between Eaton Vance Mutual Funds Trust, on behalf of Parametric Emerging Markets Core Fund, and Eaton Vance Management dated September 24, 2013 filed as Exhibit (d)(33) to Post-Effective Amendment No. 211 filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.
(25)		Investment Sub-Advisory Agreement between Eaton Vance Management and Parametric Portfolio Associates LLC for Parametric Emerging Markets Core Fund dated September 24, 2013 filed as Exhibit (d)(34) to Post-Effective Amendment No. 211 filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.
(26)	(a)	Investment Advisory and Administrative Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Short Duration High Income Fund, and Eaton Vance Management dated November 1, 2013 filed as Exhibit (d)(35) to Post-Effective Amendment No. 213 filed November 1, 2013 (Accession No. 0000940394-13-001262) and incorporated herein by reference.
	(b)	Fee Reduction Agreement dated December 13, 2016 between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Short Duration High Income Fund and Eaton Vance Management filed as Exhibit (d)(26)(b) to Post-Effective Amendment No. 275 filed January 26, 2017 (Accession No. 0000940394-17-000131) and incorporated herein by reference.
(27)	(a)	Investment Advisory and Administrative Agreement between Eaton Vance Mutual Funds Trust, on behalf of Parametric Dividend Income Fund, and Eaton Vance Management dated March 25, 2014 filed as Exhibit (d)(36) to Post-Effective Amendment No. 220 filed March 25, 2014 (Accession No. 0000940394-14-000526) and incorporated herein by reference.
	(b)	Fee Reduction Agreement dated November 1, 2016 between Eaton Vance Mutual Funds Trust on behalf of Parametric Dividend Income Fund and Eaton Vance Management filed as Exhibit (d)(28)(b) to Post-Effective Amendment No. 270 filed November 18, 2016 (Accession No. 0000940394-16-003231) and incorporated herein by reference.
(28)	(a)	Investment Sub-Advisory Agreement between Eaton Vance Management and Parametric Portfolio Associates LLC for Parametric Dividend Income Fund dated March 25, 2014 filed as Exhibit (d)(37) to Post-Effective Amendment No. 220 filed March 25, 2014 (Accession No. 0000940394-14-000526) and incorporated herein by reference.
	(b)	Fee Reduction Agreement dated November 1, 2016 between Eaton Vance Management and Parametric Portfolio Associates LLC on behalf of Parametric Dividend Income Fund filed as Exhibit (d)(29)(b) to Post-Effective Amendment No. 270 filed November 18, 2016 (Accession No. 0000940394-16-003231) and incorporated herein by reference.
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	(29)		Investment Advisory Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Global Macro Capital Opportunities Fund, and Eaton Vance Management dated November 3, 2014 filed as Exhibit (d)(38) to Post-Effective Amendment No. 231 filed November 3, 2014 (Accession No. 0000940394-14-001453) and incorporated herein by reference.
	(30)		Investment Advisory and Administrative Agreement between Eaton Vance Mutual Funds Trust, on behalf of Parametric Volatility Risk Premium - Defensive Fund, and Eaton Vance Management dated February 2, 2017 filed as Exhibit (d)(30) to Post-Effective Amendment No. 276 filed February 1, 2017 (Accession No. 0000940394-17-000237) and incorporated herein by reference.
	(31)		Investment Sub-Advisory Agreement between Eaton Vance Management and Parametric Portfolio Associates LLC for Parametric Volatility Risk Premium - Defensive Fund dated February 2, 2017 filed as Exhibit (d)(31) to Post-Effective Amendment No. 276 filed February 1, 2017 (Accession No. 0000940394-17-000237) and incorporated herein by reference.
	(32)		Investment Advisory Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Tax-Managed Global Small-Cap Fund, and Boston Management and Research dated January 19, 2018 filed as Exhibit (d)(32) to Post-Effective Amendment No. 296 filed April 26, 2018 (Accession No. 0000940394-18-000835) and incorporated herein by reference.
	(33)		Investment Sub-Advisory Agreement between Boston Management and Research and Eaton Vance Advisers International Ltd. for Eaton Vance Tax-Managed Global Small-Cap Fund dated January 19, 2018 filed as Exhibit (d)(33) to Post-Effective Amendment No. 291 filed January 25, 2018 (Accession No. 0000940394-18-000064) and incorporated herein by reference.
	(34)		Letter of Understanding between Boston Management and Research and Eaton Vance Advisers International Ltd. dated January 19, 2018 filed as Exhibit (d)(34) to Post-Effective Amendment No. 291 filed January 25, 2018 (Accession No. 0000940394-18-000064) and incorporated herein by reference.
	(35)		Investment Advisory and Administrative Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Emerging Markets Debt Fund, and Eaton Vance Management dated May 1, 2018 filed as Exhibit (d)(35) to Post-Effective Amendment No. 297 filed April 30, 2018 (Accession No. 0000940394-18-000890) and incorporated herein by reference.
(7)	(a)	(1)	Amended and Restated Master Distribution Agreement effective as of May 1, 2014 between each Trust identified on Schedule A on behalf of each of its series listed on Schedule A, and Eaton Vance Distributors, Inc. filed as Exhibit (e)(1) to Post-Effective Amendment No. 139 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed April 28, 2014 (Accession No. 0000940394-14-000655) and incorporated herein by reference.
		(2)	Amended Schedule A dated May 1, 2018 to Amended and Restated Master Distribution Agreement effective as of May 1, 2014 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 297 filed April 30, 2018 (Accession No. 0000940394-18-000890) and incorporated herein by reference.
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	(b)		Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (e)(2) to Post-Effective Amendment No. 85 filed April 26, 2007 (Accession No. 0000940394-07-000430) to the Registration Statement of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) and incorporated herein by reference.
(8)			The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).
(9)	(a)		Amended and Restated Master Custodian Agreement between Eaton Vance Funds and State Street Bank & Trust Company dated September 1, 2013 filed as Exhibit (g)(1) to Post-Effective Amendment No. 211 filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.
	(b)		Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as exhibit (g)(2) to Post-Effective Amendment No. 108 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed September 27, 2010 (Accession No. 0000940394-10-001000) and incorporated herein by reference.
	(c)		Amendment Number 1 dated May 16, 2012 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(3) to Post-Effective Amendment No. 39 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 29, 2012 (Accession No. 0000940394-12-000641) and incorporated herein by reference.
	(d)		Amendment dated September 1, 2013 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(4) to Post-Effective Amendment No. 211 filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.
(10)	(a)	(1)	Master Distribution Plan for Class A, Advisers Class and Investor Class shares adopted May 1, 2013 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(1) to Post-Effective Amendment No. 41 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2013 (Accession No. 0000940394-13-000754) and incorporated herein by reference.
		(2)	Amended Schedule A dated January 31, 2018 to Master Distribution Plan for Class A, Advisers Class and Investor Class shares adopted May 1, 2013 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 205 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed January 25, 2018 (Accession No. 0000940394-18-000060) and incorporated herein by reference.
	(b)	(1)	Master Distribution Plan for Class B shares adopted May 1, 2013 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(2) to Post-Effective Amendment No. 41 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2013 (Accession No. 0000940394-13-000754) and incorporated herein by reference.
		(2)	Amended Schedule A dated January 31, 2018 to Master Distribution Plan for Class B shares adopted May 1, 2013 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 205 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed January 25, 2018 (Accession No. 0000940394-18-000060) and incorporated herein by reference.
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	(c)	(1)	Master Distribution Plan for Class C shares adopted May 1, 2013 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(3) to Post-Effective Amendment No. 41 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2013 (Accession No. 0000940394-13-000754) and incorporated herein by reference.
		(2)	Amended Schedule A dated January 31, 2018 to Master Distribution Plan for Class C shares adopted May 1, 2013 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 205 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed January 25, 2018 (Accession No. 0000940394-18-000060) and incorporated herein by reference.
	(d)	(1)	Master Distribution Plan for Class R shares adopted May 1, 2013 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(4) to Post-Effective Amendment No. 41 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2013 (Accession No. 0000940394-13-000754) and incorporated herein by reference.
		(2)	Amended Schedule A dated January 31, 2018 to Master Distribution Plan for Class R shares adopted May 1, 2013 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 205 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed January 25, 2018 (Accession No. 0000940394-18-000060) and incorporated herein by reference.
(11)			Opinion and Consent of Internal Counsel as to legality of securities being registered by Registrant filed herewith.
(12)			Form of Opinion of Ropes & Gray LLP regarding certain tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus filed herewith.
(13)	(a)	(1)	Amended and Restated Administrative Services Agreement between Eaton Vance Mutual Funds Trust (on behalf of each of its series listed on Appendix A) and Eaton Vance Management dated August 6, 2012 filed as Exhibit (h)(1) to Post-Effective Amendment No. 193 filed October 5, 2012 (Accession No. 0000940394-12-001018) and incorporated herein by reference.
		(2)	Amendment dated October 31, 2014 to the Amended and Restated Administrative Services Agreement between Eaton Vance Mutual Funds Trust (on behalf of each of its series listed on Appendix A) and Eaton Vance Management dated August 6, 2012 filed as Exhibit (h)(1)(b) to Post-Effective Amendment No. 233 filed December 23, 2014 (Accession No. 0000940394-14-001694) and incorporated herein by reference.
		(3)	Amended Appendix A effective May 1, 2015 to the Amended and Restated Administrative Services Agreement filed as Exhibit (h)(1)(c) to Post-Effective Amendment No. 296 filed April 26, 2018 (Accession No. 0000940394-18-000835) and incorporated herein by reference.
	(b)		Transfer Agency and Shareholder Services Agreement effective September 1, 2016 between BNY Mellon Investment Servicing (US) Inc. and the Funds filed as Exhibit (h)(2) to Post-Effective Amendment No. 165 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed September 26, 2016 (Accession No. 0000940394-16-003071) and incorporated herein by reference.
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	(c)		Amended and Restated Sub-Transfer Agency Support Services Agreement dated September 1, 2017 between Eaton Vance Management and the Trusts listed on Appendix A filed as Exhibit (h)(2) to Post-Effective Amendment No. 107 of Eaton Vance Series Trust II (File Nos. 002-42722, 811-02258) filed October 26, 2017 (Accession No. 0000940394-17-002088) and incorporated herein by reference.
	(d)	(a)	Expense Waivers/Reimbursements Agreement between Eaton Vance Management and each of the entities (on behalf of certain of their series) listed on Schedule A dated July 31, 2016 filed as Exhibit (h)(4)(a) to Post-Effective Amendment No. 193 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed December 22, 2016 (Accession No. 0000940394-16-003368) and incorporated herein by reference.
		(b)	Amended Schedule A dated May 31, 2018 to the Expense Waivers/Reimbursements Agreement dated July 31, 2016 filed as Exhibit (h)(4)(b) to Post-Effective Amendment No. 55 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2018 (Accession No. 0000940394-18-001087) and incorporated herein by reference.
(14)			Consent of Independent Registered Public Accounting Firm regarding financial statements of Eaton Vance Short Duration Strategic Income Fund and Eaton Vance Multi-Strategy Absolute Return Fund filed herewith.
(15)			Omitted Financial Statements – not applicable
(16)			Power of Attorney for Eaton Vance Mutual Funds Trust dated October 17, 2017 filed as Exhibit (q) to Post-Effective Amendment No. 291 filed January 25, 2018 (Accession No. 0000940394-18-000064) and incorporated herein by reference.
(17)	(a)		Form of Proxy Card filed herewith.

Item 17.	Undertakings.

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)       The undersigned Registrant agrees to file by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), this Registration Statement has been signed on behalf of the Registrant, in the City of Boston, and the Commonwealth of Massachusetts, on the 22nd day of June, 2018.

EATON VANCE MUTUAL FUNDS TRUST

By: /s/ Payson F. Swaffield

Payson F. Swaffield

President

Pursuant to the requirements of Section 6(a) of the 1933 Act, this Registration Statement has been signed below by the Registrant’s Principal Executive Officer, Principal Financial and Accounting Officer and a majority of its Trustees on the date indicated:

Signatures	Title	Date
/s/ Payson F. Swaffield
Payson F. Swaffield	President (Chief Executive Officer)	June 22, 2018
/s/ James F. Kirchner	Treasurer (Principal Financial
James F. Kirchner	and Accounting Officer)	June 22, 2018
Thomas E. Faust Jr.*
Thomas E. Faust Jr.	Trustee	June 22, 2018
Mark R. Fetting*
Mark R. Fetting	Trustee	June 22, 2018
Cynthia E. Frost*
Cynthia E. Frost	Trustee	June 22, 2018
George J. Gorman*
George J. Gorman	Trustee	June 22, 2018
Valerie A. Mosley*
Valerie A. Mosley	Trustee	June 22, 2018
William H. Park*
William H. Park	Trustee	June 22, 2018
Helen Frame Peters*
Helen Frame Peters	Trustee	June 22, 2018
Susan J. Sutherland*
Susan J. Sutherland	Trustee	June 22, 2018
Harriett Tee Taggart*
Harriett Tee Taggart	Trustee	June 22, 2018
Scott E. Wennerholm*
Scott E. Wennerholm	Trustee	June 22, 2018

* By: /s/ Maureen A. Gemma
Maureen A. Gemma (As Attorney-in-fact)

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EXHIBIT INDEX

The following exhibits are filed as a part of this Registration Statement:

Exhibit Number Description

(11)		Opinion and Consent of Internal Counsel as to legality of securities being registered by Registrant
(12)		Form of Opinion of Ropes & Gray LLP regarding certain tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus
(14)		Consent of Independent Registered Public Accounting Firm regarding financial statements of Eaton Vance Short Duration Strategic Income Fund and Eaton Vance Multi-Strategy Absolute Return Fund
(17)	(a)	Form of Proxy Card

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